As filed with the Securities and Exchange Commission on May 24, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust

(Exact name of registrant as specified in charter)

200 East Randolph Street

Suite 2900

Chicago, Illinois, 60601

(Address of principal executive offices) (Zip code)

Mareilé B. Cusack, Esq.

200 East Randolph Street

Suite 2900

Chicago, Illinois 60601

(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.

Greenberg Traurig, LLP

77 West Wacker Drive

Suite 3100

Chicago, IL 60601

Registrant’s telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

The patient investor

SEMI-ANNUAL REPORT: 03/31/22

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

John W. Rogers, Jr.	Mellody Hobson
Chairman and	Co-CEO and
Co-CEO	President

Average annual total returns as of 03/31/22

	1Q22	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	-5.11%	3.51%	13.00%	9.76%	12.23%	11.25%

Russell 2500TM Value Index	-1.50	7.73	12.97	9.19	11.04	11.08

Russell 2500TM Index	-5.82	0.34	13.79	11.57	12.09	10.91

S&P 500® Index	-4.60	15.65	18.92	15.99	14.64	11.02

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 03/31/22

	1Q22	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	-4.57%	3.86%	11.60%	8.18%	10.56%	10.50%

Russell Midcap® Value Index	-1.82	11.45	13.68	10.00	12.02	11.39

Russell Midcap® Index	-5.68	6.92	14.89	12.62	12.86	11.51

S&P 500® Index	-4.60	15.65	18.92	15.99	14.64	10.52

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM     3

DEAR FELLOW SHAREHOLDER:

After posting barnburner gains last year, the stock market has retreated in 2022—with negative index returns masking intensifying volatility. For the quarter, strength amongst our consumer names was not enough to overcome poorer performing economically and interest rate sensitive areas. Although Ariel Fund and Ariel Appreciation Fund trailed their primary value indices during the three-month period, both Funds managed to outpace their core benchmarks. Ariel Fund fell short of the S&P 500 during the quarter—as the lagging Financial and Industrial sectors took a bigger bite out of returns. Meanwhile, Ariel Appreciation Fund outperformed the broad market.

This year’s trading feels somewhat reminiscent of 2008, when the intra-day swings stunned and often defied logic. There are days when a plummeting market completely reverses itself before the close. Other times, an uneventful day goes bad at the bell. Since we are disciplined, patient investors (not day traders), we do not sit glued to a screen tracking minute-by-minute stock prices. And yet, we cannot help but acknowledge that these days, a few minutes at the “water cooler” can mean the difference between portfolio-wide gains or losses.

Against this jumpy backdrop, we seek to use the volatility to our advantage. Yes, there is no denying that the world is unstable as the pandemic lingers, inflation swells, war in Ukraine rages and China’s lockdown expands. The supply chain bottleneck that was expected to resolve itself remains entangled. US consumers are buying, but their confidence is falling. Many expect their willingness to absorb escalating prices to wane as well. With these challenging and well-telegraphed conditions increasingly priced in, our job is to focus on mining value from the uncertainty by looking past the near-term drama and instead, taking a long-term view.

FOR THE RECORD

As 2022 takes shape, we are clear-eyed and unemotional. Our views on some of the big issues of the day—including inflation and the future of growth stocks, as well as some of our highest conviction names, are playing out as we anticipated.

“With these challenging and well-telegraphed conditions increasingly priced in, our job is to focus on mining value from the uncertainty by looking past the near-term drama and instead, taking a long-term view.”

On inflation—Given the amount of stimulus that poured into global economies, inflation was to be expected. The looming questions were: “how much” and “how long?” As The New York Times noted, “While central bankers were hesitant to react to rapid inflation last year, hoping it would prove ‘transitory’ and fade quickly, those expectations have been dashed.”1 In our third quarter 2021 letter we wrote, “…some see growing inflation as ‘transitory,’ we do not completely agree. While we expect supply chain disruptions and shortages will soon pass, once large numbers of people receive wages to induce them to return to work, there is no cutting pay. We expect wage inflation to stick.”2

Now a “hawkish” Fed has declared its intentions to attempt to slow escalating inflation with a heavier hand. By rapidly raising interest rates and suspending its bond buying program, “Fed officials are making money more expensive to borrow and spend in a bid to slow shopping and business

[1]	Smialek, Jeanna. “’Many’ at the Fed Supported Big Increase in Rates.” The New York Times. April 28, 2022. Pg. B1.
[2]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. September 30, 2021.

4    SLOW AND STEADY WINS THE RACE

investment, hoping that weaker demand will help tame prices, which are now climbing at the fastest pace in four decades.”3

While there is much market handwringing over the Fed’s intensifying policy efforts, we too remain skeptical that inflation can be so easily tamed. As we wrote in our December 31, 2021 letter, “…we are observant students of history and do not believe rising inflation is easily subdued with quick fixes. Nor do we think the Fed has practiced many ‘perfect landings’ when it comes to managing money supply. If the Fed sets rates too low, inflation can continue to run away. If rates are too high, it could trigger a recession. Like Goldilocks, ‘just right’ can be a temperamental temperature.” To this point, one economist recently quipped, “It’s like trying to land during an earthquake.”4 This difficulty has led a growing number of market watchers to begin considering recession scenarios.

While we are not ones to speculate on economic outcomes, we do recognize today’s US executives have little-to-no experience with 40-year inflation. And managing inflation is not a one quarter company fix. Much of the price escalations are completely out of a CEO’s control (i.e. chip shortages, COVID-induced labor shortages, product availability). Inflation can cause margin slippage as prices react slower than changing costs. Although we seek to dampen negative inflationary effects by investing in companies whose strong brands and franchises command pricing power, simply matching price to cost increases is exceedingly difficult in the short run. This is true of even the best run franchises with superior pricing power in the long run. Share price reactions have been brutal despite the widespread awareness of the challenge at hand. This unique environment requires sturdy patience.

On growth stocks—In that same year-end letter, we reminded our investors that, “…there are consequences to

Fed actions.”5 We doubled down on our view that, “When it comes to stocks—particularly growth stocks selling at high multiples—inflation acts as gravity. As interest rates are likely hiked to dampen inflation, a dollar earned today becomes more valuable than a dollar earned in the future. This is the exact opposite of the most recent low interest rate, growth stock heyday where the value of a dollar is not different than one earned in the future.”6 Our expectations of growth’s comeuppance and value’s resurrection are playing out in real-time. Look no further than the tech-laden Nasdaq—which is having its worst start to any year in its 51-year history.

We hold no ill will against growth stocks. In fact, our view has been that “some of today’s growth stocks are great businesses—but they are priced for near-perfection and an assumption that the current environment will last forever.”7 As the great Artist Formerly Known as Prince once sang, “Forever is a mighty long time.” All of a sudden, the road is becoming littered with wreckage. When the stock formerly known as Facebook and now called Meta Platforms, Inc. (FB) plummeted -26% in a single day in February, its market capitalization fell $251 billion in what has been called the “biggest wipeout in history.”8 Other high-flyers like PayPal Holdings Inc. (PYPL) nosedived -25% after announcing disappointing earnings—losing $50 billion in market value in hours. Then debt-laden Netflix Inc. (NFLX) fell -35% in one session and is now pondering the advertising-based business model it once shunned. Inevitably, stocks trade on fundamentals. The math is the math.

On orphaned value stocks—While losing money is never pleasant and we try to avoid it as best we can, we also know our weakest holdings and/or sectors are often the source of future gains. Last year, as large cap growth stocks continued to trounce value shares, we underscored our core belief that, “pessimism yields value and optimism

[3]	Smialek, Jeanna. “’Many’ at the Fed Supported Big Increase in Rates.” The New York Times. April 7, 2022. Pg. B1.
[4]	Casselman, Ben. “Economy is Booming, but Some Worry a Bust is Coming.” The New York Times. April 7, 2022. Pg. B7.
[5]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. December 31, 2021.
[6]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. September 30, 2021.
[7]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. December 31, 2021.
[8]	Adinarayan, Thyagaraju and Barnert, Jan-Patrick. “Meta Erases $251 Billion in Value, Biggest Wipeout in History.” Bloomberg Radio. February 3, 2022.

ARIELINVESTMENTS.COM     5

is pricey.”9 Throughout the long run of recent growth stock domination, we have consistently spotlighted misunderstood values that we felt held great promise. Much like the recent pandemic shock, our sharpened focus on balance sheet strength following the 2008 financial crisis has largely taken financial stability and leverage concerns off the table—allowing us to focus on fundamental company developments without the added stress and volatility of weak balance sheets.

In September, we highlighted Nielsen Holdings plc (NLSN) after the stock shed -22% during the quarter. We laid out our investment thesis for the business and explained why “unrealized upside embedded in our portfolios was boosted as the stock was oversold.”10 While acknowledging the company’s checkered past, we stayed focused on the uniqueness of its franchise as the “only independent provider of unbiased comprehensive [television] viewership data.”11 We also expressed our enthusiasm for the new management team’s plan to “create the only true cross platform media measurement solution.”12 Jumping to the present, the stock was a top performer during the quarter as its shares climbed +40% on news of its takeover by a private equity consortium in an all-cash transaction valued at approximately $16 billion including debt—effectively demonstrating that value can be realized in public as well as private markets. As we write, another portfolio favorite, Mattel, Inc. (MAT), is making headlines as a potential private equity target. Last quarter, broadcast, digital media and marketing services company, TEGNA, Inc. (TGNA), was purchased by a strategic buyer. In all instances, we are pleased and not surprised.

On memes—Despite the fact that the high-flying meme stocks continue to defy gravity, we remain skeptical of their long-term prospects. Our view has been that “meme stocks are akin to a market virus—infectious, contagious and dangerous…lacking in fundamentals and inflated by whims.”13 Thus far, these issues continue to attract retail interest—crowdfunded by a pile-on effect that is likely to crumble under its own weight. Even as these names charge on, we continue to believe a day of reckoning will come.

PORTFOLIO COMINGS AND GOINGS

We did not add any new holdings to Ariel Fund during the quarter and successfully exited broadcast, digital media and marketing services company TEGNA, Inc. upon the announcement of its acquisition by Standard General.

We did not initiate or exit any holdings in Ariel Appreciation Fund during the period.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[9]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. June 30, 2021.
[10]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. September 30, 2021.
[11]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. September 30, 2021.
[12]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. September 30, 2021.
[13]	Ariel Fund and Ariel Appreciation Fund Portfolio Manager Letter. December 31, 2021.

6    SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	35.78	13.09	14.20	15.40

Industrials	20.72	17.80	18.27	12.13

Financials	19.36	20.11	14.74	10.66

Health Care	6.58	7.45	12.42	12.95

Real Estate	5.28	12.47	8.90	2.72

Consumer Staples	2.91	3.12	2.88	5.33

Energy	2.91	7.71	6.64	3.99

Utilities	2.80	4.52	3.15	2.97

Technology	0.00	6.33	12.57	29.12

Basic Materials	0.00	6.05	4.85	1.91

Telecommunications	0.00	1.34	1.38	2.80

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 3/31/2022

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	-5.11	3.51	13.00	9.76	12.23	8.56	11.25

Ariel Fund–Institutional Class+	-5.04	3.83	13.36	10.09	12.58	8.73	11.35

Russell 2500TM Value Index	-1.50	7.73	12.97	9.19	11.04	9.23	11.08

Russell 2500TM Index	-5.82	0.34	13.79	11.57	12.09	9.76	10.91

S&P 500® Index	-4.60	15.65	18.92	15.99	14.64	9.25	11.02

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/21)
Investor Class	1.00%
Institutional Class	0.69%

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Ent. Corp.	6.1	6.	JLL	3.4
2.	Paramount Global	4.7	7.	Northern Trust Corp.	3.3
3.	Lazard Ltd., Class A	3.8	8.	Mohawk Industries, Inc.	3.3
4.	Adtalem Global Education, Inc.	3.8	9.	Gentex Corp.	3.0
5.	Mattel, Inc.	3.7	10.	Envista Holdings Corp.	2.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM     7

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	28.68	16.25	12.72	10.66

Consumer Discretionary	27.10	12.79	14.85	15.40

Industrials	15.46	16.14	16.94	12.13

Health Care	11.05	6.81	9.67	12.95

Consumer Staples	6.70	6.14	4.82	5.33

Energy	2.83	7.46	6.21	3.99

Utilities	2.75	8.37	5.64	2.97

Real Estate	1.78	11.60	8.74	2.72

Technology	0.00	7.73	14.84	29.12

Basic Materials	0.00	5.03	3.94	1.91

Telecommunications	0.00	1.69	1.63	2.80

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 3/31/2022

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	-4.57	3.86	11.60	8.18	10.56	8.02	10.50

Ariel Appreciation Fund–Institutional Class+	-4.50	4.18	11.95	8.52	10.90	8.19	10.61

Russell Midcap® Value Index	-1.82	11.45	13.68	10.00	12.02	10.00	11.39

Russell Midcap® Index	-5.68	6.92	14.89	12.62	12.86	10.33	11.51

S&P 500® Index	-4.60	15.65	18.92	15.99	14.64	9.25	10.52

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/21)
Investor Class	1.12%
Institutional Class	0.81%

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Ent. Corp.	4.6	6.	Goldman Sachs Group, Inc.	3.6
2.	BOK Financial Corp.	4.2	7.	The Charles Schwab Corp.	3.3
3.	Northern Trust Corp.	4.1	8.	Laboratory Corp. of America Holdings	3.2
4.	Mattel, Inc.	4.0	9.	Walgreens Boots Alliance, Inc.	3.1
5.	Aflac, Inc.	3.8	10.	Lazard Ltd., Class A	2.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8    SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy

Vice Chairman

Portfolio Manager

Average annual total returns as of 03/31/22

	1Q22	1-year	3-year	5-year	10-year	Since inception*
Ariel Focus Fund	3.97%	8.14%	14.22%	9.53%	9.95%	6.97%
Russell 1000® Value Index	-0.74	11.67	13.02	10.29	11.70	8.26
S&P 500® Index	-4.60	15.65	18.92	15.99	14.64	10.52

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Despite a tough environment, Ariel Focus Fund enjoyed strong first quarter 2022 performance gaining +3.97% compared to a loss of -0.74% for the Russell 1000 Value Index and a loss of -4.60% for the S&P 500. Last quarter, we outlined four themes for this year’s economy and equity markets that are playing out with positive implications for many of our largest holdings.

As a reminder, we believe equity markets will be dominated by 1) high and persistent inflation, 2) rising interest rates, 3) a strong reopening economy and 4) outperformance of value over growth stocks. These factors are related and reinforcing. A strong economy will augment inflation. Higher inflation should drive higher interest rates. Higher rates should be relatively good for value versus growth.

INFLATION

Of all these themes, we have been the loudest and most consistent in forecasting higher inflation. Manufacturing supply-chain disruptions, dramatic increases in the money supply, trillion-dollar deficit spending (from both political parties), an accommodative Federal Reserve (still), and a historically tight labor market all push up prices.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM     9

Economists from different “schools” of economic theory often disagree. Today, all can point to their own favorite cause to explain rising inflation. Monetarists (whom we currently find particularly persuasive) believe inflation comes from excessive increases in the money supply and point to a 40% increase in M2 (a measure of the money supply that includes cash, bank deposits and certain money market accounts). Meanwhile, Keynesian economists have taught generations of students that fiscal policy in the form of deficit spending will drive inflation as labor markets approach full employment. With trillion-dollar federal deficits and a 3.6% unemployment rate, they believe higher inflation is inevitable. Finally, Supply Side economists say constraints in manufacturing capacity from supply-chain disruptions overseas and labor shortages at home have “too much money chasing too few goods.” Remarkably, different schools of economic thought have come to the same conclusion today: prices are going up.

“Of all these themes, we have been the loudest and most consistent in forecasting higher inflation.”

INTEREST RATES

Higher inflation should lead to higher interest rates. Presumably, lenders will insist loans carry interest rates high enough to offset the loss of purchasing power. Normally fixed income markets would add a “time value of money” premium to the expected inflation rate to produce higher nominal rates. We say “should” because until recently, higher rates had not materialized. Interest rates remained stubbornly and surprisingly low, with the 10-Year Treasury ending 2021 at 1.52%, well below historical averages and below visible inflation. Lately, there has been a marked reversal as rates have moved substantively higher. As we go to print, the 10-year Treasury sits at 2.83%, which has driven the Barclays Fixed Income Aggregate Index down -7.88% this year. At long last, the Federal Reserve has acknowledged high and non-transitory inflation. While the increases in the federal funds rate are getting most of the attention, we would emphasize the end of its bond-buying program of $120 billion a month, which ballooned its balance sheet to $9 trillion. Ever since the Great Financial Crisis, bond investors have been able to buy long-term bonds at surprisingly low interest rates, confident the Fed would keep prices high (and yields low) through aggressive open market purchases. “Don’t fight the Fed” meant don’t be a seller of bonds when the Fed was a buyer. Now the situation has flipped with bond investors seeking to exit through the same narrow door ahead of $9 trillion of “Quantitative Tightening.” In February, Barron’s ran an article with the subtitle: “Why Warren Buffett Hates Bonds.” We agree with Warren.

VALUE OVER GROWTH

Higher inflation and interest rates are directly impacting stock valuations. Until this year, low interest rates have fueled the outperformance of growth stocks over the value stocks we prefer. Our holdings earn a higher percentage of their current stock price in nearer term cash flows. Growth stocks, by definition, are priced to value earnings and cash flow often in the distant future. The weighted average years into the future of a company’s cash flows is called its expected “duration.” Just as rising interest rates hit long-term bonds harder than short-term bonds, increases in discount rates hit long-duration growth stocks harder than short-duration value stocks. Currently, our two largest holdings are APA Corporation (APA) and The Mosaic Company (MOS) trading at forward p/e multiples of 6.3x and 7.6x, respectively. In simple terms, both have the potential to earn more than half their current valuation in the next four years if earnings stay flat. As a result, increases in interest rates and discount rates should have comparatively little impact on their valuations, just as an increase in rates has little impact on a short-term bond.

By contrast, many growth stocks are popular technology companies trading at 30 to 45 times next year’s earnings. They are being valued on cash flows projected in the distant future. The Nasdaq Composite is trading at 27 times forward earnings. Rising interest rates disproportionately impact these companies whose earnings are far away, just as an increase in rates hits the price of long-term bonds harder than short-term bonds.

Now that rates are moving up, value is outperforming. The growth stock heavy Nasdaq Composite has fallen -9.10% this year. While the Russell 1000 Value is down -0.74%, the

10    SLOW AND STEADY WINS THE RACE

Russell 1000 Growth Index has dropped -9.04%. With our portfolio trading at only ten times forward earnings at the end of the first quarter, Ariel Focus Fund could be well positioned for a period of value outperformance.

CONSUMER DEMAND

Although we are increasingly confident higher inflation and higher rates will drive outperformance, recent events have made us more cautious around the final theme, a strong economy based on pent-up consumer demand. While predicting future recessions is notoriously difficult, we cannot deny a change in certain inputs that are likely to reduce growth. Dramatically higher energy and food prices negatively impact consumer confidence. Higher interest rates push mortgage rates up and tend to reduce demand for housing. Europe represents approximately 20% of the global economy and will feel the impact of the Russian invasion of Ukraine through higher energy prices. Renewed COVID lockdowns in parts of China will delay supply chain normalization, keeping US manufacturing levels below what we would otherwise have expected. Perhaps most important, US consumers have previously expressed confidence based on strong personal balance sheets, a robust job market and federal stimulus checks. With inflation outpacing wage increases, spending could slow. Although we remain optimistic about the long-term outlook for the US economy and are investing accordingly, the next 18 months could be bumpy.

CONTRIBUTORS AND DETRACTORS

It is a rare but happy occurrence when our largest holdings contribute most to positive performance. Such was the case in the first quarter. Our second largest position, Mosaic, surged +69.61% during the period. The company owns and operates fertilizer mines in Florida and Saskatchewan, Canada with obvious advantages in supplying the wheat fields of Kansas and the cornfields of Iowa. This geographic proximity was less important during the past decade as record low shipping rates (coming at least in part from record low energy costs) brought competition from Moroccan phosphates and Belarus potash. Since fertilizer increases crop yields on a cost-efficient basis, it is a critical farming ingredient in the long term as improved diets around the world drive demand for food from finite arable land. We did not expect the dramatic acceleration in our thesis as the war simultaneously cut off major exports of grain from Russia and Ukraine while sanctions suppressed fertilizer shipments from Belarus. Mosaic was performing extremely well before the war. We expect concerns around reliance on Russian suppliers to accelerate growth trends for the foreseeable future.

APA Corporation, the parent company of Apache Inc., was our largest position at the start of the year and was the second biggest performance contributor, jumping +54.32% in the quarter. Like Mosaic, APA had already benefited from the rising commodity prices prior to the Ukraine invasion. Those inflationary pressures were exacerbated with the sanctions against Russian oil. Poor performance of oil and gas exploration and production companies over the last decade have simultaneously reduced capital expenditures in the industry as well as caused significant selling of US energy stocks. We believe an insufficient amount of capital has been invested to meet the global energy demand for petroleum products for at least the next five years. In our view, the current share price of APA represents less than the value of the company’s proven reserves with only an option value assigned to its exploratory wells off the coast of Suriname. If these Suriname properties prove productive, our investment in APA will be worth significantly more than today.

Meanwhile, our largest detractor was flooring manufacturer Mohawk Industries, Inc. (MHK) which declined -31.83% in the quarter. Mohawk faced the triple headwinds of higher petroleum input cost, concerns about declining housing activity and modest Russian operations. Additionally, Lazard Ltd. (LAZ) fell -19.97% during the period on expectations of lower M&A activity.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM     11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	21.66	20.23	10.66

Industrials	20.01	12.75	12.13

Consumer Discretionary	15.83	8.96	15.40

Health Care	14.37	16.95	12.95

Basic Materials	10.82	2.81	1.91

Energy	7.56	7.18	3.99

Technology	3.50	7.88	29.12

Consumer Staples	2.51	7.43	5.33

Utilities	0.00	5.90	2.97

Telecommunications	0.00	4.96	2.80

Real Estate	0.00	4.95	2.72

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 3/31/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	3.97	8.14	14.22	9.53	9.95	6.97

Ariel Focus Fund–Institutional Class+	4.03	8.40	14.51	9.81	10.22	7.14

Russell 1000® Value Index	-0.74	11.67	13.02	10.29	11.70	8.26

S&P 500® Index	-4.60	15.65	18.92	15.99	14.64	10.52

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross
Investor Class	1.00%	1.20%
Institutional Class	0.75%	0.86%

Currently, expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten equity holdings (% of net assets)

1.	APA Corp.	7.6	6.	Goldman Sachs Group, Inc.	4.2
2.	Mosaic Co.	6.9	7.	Madison Square Garden Ent. Corp.	4.2
3.	BorgWarner, Inc.	4.8	8.	Barrick Gold Corp.	4.0
4.	BOK Financial Corp.	4.3	9.	Snap-on, Inc.	3.9
5.	Lockheed Martin Corp.	4.2	10.	Resideo Technologies, Inc.	3.7

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12    SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 03/31/22

	1Q22	1-year	3-year	5-year	10-year	Since inception*
Ariel International Fund	-2.02%	2.01%	4.76%	3.78%	5.01%	5.40%
MSCI EAFE Index	-5.91	1.16	7.78	6.72	6.27	7.19
MSCI ACWI ex-US Index	-5.44	-1.48	7.51	6.76	5.55	6.51
MSCI EAFE Value Index	0.33	3.55	5.23	4.18	4.87	5.70
MSCI ACWI ex-US Value Index	0.13	3.31	5.44	4.67	4.24	5.17

* The inception date for Ariel International Fund is 12/30/11.

Average annual total returns as of 03/31/22

	1Q22	1-year	3-year	5-year	10-year	Since inception*
Ariel Global Fund	0.11%	7.87%	8.53%	7.45%	8.00%	8.33%
MSCI ACWI Index	-5.36	7.28	13.75	11.64	10.00	10.95
MSCI ACWI Value Index	-0.95	8.83	9.02	7.46	7.64	8.50

* The inception date for the Ariel Global Fund is 12/30/11.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM     13

DEAR FELLOW SHAREHOLDER:

The MSCI ACWI Index started 2022 in the red delivering its worst quarter of performance in two years. As the global economy seeks to place the pandemic in its rear-view mirror, Russia’s invasion of Ukraine introduced new shocks as markets were digesting the impacts of soaring inflation, a hawkish pivot by the Fed and concerns over the outlook for China. Ripple effects from higher energy prices have extended to other goods and services, increasing cost pressures and further disrupting already rattled supply chains. However, as conditions deteriorated, our Funds began to outperform their primary benchmarks. Although we lagged the dramatic rally in cyclicals that began in late 2020 and persisted throughout 2021, our risk-aware portfolio positioning better protected capital during the recent downturn. While our low portfolio turnover illustrates the merits of our patient approach, we credit our relative outperformance to our avoidance of the 4Ls: Lofty Valuations, Loss Making Companies, Leveraged Balance Sheets and Liquidity Risk.

LOFTY VALUATIONS

As we discussed in prior quarterly letters, the global economy’s rebound from the March 2020 low through last December was undeniable. With unprecedented fiscal support and interest rates at all-time lows, the MSCI ACWI and S&P 500 indexes surged to new highs in record time and corporate profits shined, propelling equity valuations past historic peaks. We discussed the high relative valuations of cyclicals versus defensives, the outperformance of growth relative to value, as well as how US stock returns versus the rest of the world have continued to widen over the last decade. By contrast, since our investment approach focuses on seeking a margin of safety1 as evaluated by discount to intrinsic worth, our global portfolios are currently overweight defensive sectors, such as Health Care and Communications relative to cyclicals, with greater international exposure. Our research also revealed favorable entry points within developing economies, where deeply discounted valuations in certain sectors, such as financials, continue to present compelling investment opportunities when weighing the risk and reward.

LOSS MAKING COMPANIES

At the core of every stock thesis is our differentiated process that considers the upside and downside potential for a name. As we scour the globe for high-quality companies with sustainable business models with stable or improving returns on invested capital, we discovered a growing percentage of unprofitable companies, particularly within the technology sector and amongst new issues (IPOs). Interestingly, money-losing tech stocks have been a positive contributor to overall returns across the Growth and Tech indices until this quarter.2 Meanwhile, in recent years roughly 80% of IPOs lacked profitability, a level not seen since the peak of the Dot Com Bubble two decades ago.3 Our concentrated portfolios avoid the risks associated with such businesses and instead are comprised of diversified holdings across profitable, well-established franchises with strong competitive positions and durable cost advantages.

LEVERAGED BALANCE SHEETS

Central banks in the world’s largest economies helped mitigate the economic fallout of both the coronavirus pandemic and the 2008 Financial Crisis through fiscal stimulus and monetary relief packages. The unconventional expansion in money supply, which began as quantitative easing, resulted in record low interest rates. These actions drove investment in riskier assets with higher yields, including stocks, junk bonds, real estate and commodities, as easy money policies distorted the hurdle rate companies and investors use to determine whether an investment is worth the risk/return. Lower capital costs also provided an incentive for corporations to access debt markets to fund acquisitions and/or repurchase shares already selling at inflated prices. Meanwhile, investment grade (IG) markets quadrupled in size since 2007, with approximately 50% of the Bloomberg US Corporate Bond Index consisting of BBB rated debt—the last rung of high-grade issues.4 Taking this one step further, today, the BBB segment of the corporate bond market stands at 5x the size of the BB tranche.5 This raises questions about the junk bond market’s ability to absorb additional supply without a collapse in pricing if there are large scale downgrades from BBB into high yield.

[1]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.”

[2]	“Tech stocks: Challenged, but not all created equal.” Principal Global. 14 Jan 2022. https://www.principalglobal.com/knowledge/insights/tech-stocks- challenged-not-all-created-equal

[3]

BofA Research Investment Committee [@Isabelnet_SA]. “More and more unprofitable companies are going public.” Twitter, 11 February 2021, 6:15 AM, https://twitter.com/isabelnet_sa/status/1359868723327344643?lang=es.

14    SLOW AND STEADY WINS THE RACE

With inflation rising at its fastest pace in 40 years, corporate earnings growth has begun to face headwinds as pricing pressures climb across supply side factors, including production costs and operating expenditures. To prevent the economy from overheating, policymakers have begun to raise rates. This upward movement will further impact corporate profits, as greater debt servicing costs weigh on the bottom-line. Taken together, we believe these factors are an increasing source of vulnerability for market multiples within the context of various valuation methods. Consequently, our bottom-up fundamental research is laser-focused on the growth and return prospect of a business, as well as the fortitude and resilience of its balance sheet.

LIQUIDITY RISK

While analyzing whether a company has cash flow to fund its liabilities is one way we assess liquidity, evaluating how easily shares can be bought or sold in the market is another area we closely consider. Index funds have experienced massive inflows in recent years, highlighting a shift towards a growing number of price agnostic market participants. Passive strategies buy stocks in the same proportion as the indexes they track with no regard for stock price or fundamental security analysis. Research has shown “as bull markets run, cap weighted indexes tend to become more concentrated in a handful of sectors and stocks. These same sectors and stocks tend to account for a disproportionate amount of the markets gains.”6

However, during bear markets, flows tend to reverse, at least cyclically for risk assets. We saw a version of this play out in March 2020 when the stock market see-sawed from bull-to-bear status in just 20 days—“the fastest 20% drop in history.”7 Volatility reigned and liquidity for many of the large capitalization companies within the index dried up as markets went risk-off. Stock prices fell fast to bridge the large bid/ask spread between active fundamental investors on the buy-side and passive ones on the sell-side. As the correction unfolded, many passive strategies realized larger losses due to their greater concentration of equities held within the indexes.

This phenomenon could play out again, particularly since growth and cyclical valuations are trading at or near historic peaks. We believe the high active share of our portfolios helps side-step large bid/ask liquidity risk.

ACTIVELY AWARE

While markets may change from one period to the next, our investment process remains the same. Risk management is embedded in every step—regardless of the market backdrop. Although uncertainty is high and volatility is likely to remain elevated, we believe our global portfolios will drive strong longer-term performance, as they are heavily weighted towards undervalued, higher dividend yielding and better quality defensive holdings.

“While markets may change from one period to the next, our investment process remains the same.”

As Ben Graham once said, “in the short run, the market is a voting machine but in the long run, it is a weighing machine.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

[4]	2022 Morgan Stanley Credit Strategy Chartbook. Morgan Stanley. 1 April 2022.
[5]	2022 Deutsche Bank U.S. Credit Strategy. Deutsche Bank Research. 8 April 2022.
[6]	Johnson, Ben. “Is market-cap indexing a form of momentum investing.” TEBI. 24 February 2020. https://www.evidenceinvestor.com/is-market-cap-indexing-a-form-of-momentum-investing/
[7]	Winck, Ben. “The Dow plunged into a bear market in just 20 days – the fastest 20% drop in history.” BusinessInsider. March 12, 2020.

ARIELINVESTMENTS.COM     15

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

			MSCI
	Ariel	MSCI	ACWI
	International	EAFE	ex-US
	Fund	Index	Index
Health Care	17.82	13.05	9.37
Financials	17.51	17.71	20.56
Communication Services	15.15	4.85	6.16
Consumer Staples	12.36	10.19	8.43
Consumer Discretionary	11.99	11.54	11.08
Utilities	10.63	3.39	3.18
Information Technology	3.40	8.60	12.21
Industrials	2.86	15.40	12.23
Energy	0.51	4.14	5.39
Real Estate	0.09	2.89	2.47
Materials	0.00	8.23	8.92

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 3/31/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel International Fund–Investor Class	-2.02	2.01	4.76	3.78	5.01	5.40

Ariel International Fund–Institutional Class	-2.00	2.24	5.00	4.05	5.27	5.65
MSCI EAFE Index (net)	-5.91	1.16	7.78	6.72	6.27	7.19
MSCI ACWI ex-US Index (net)	-5.44	-1.48	7.51	6.76	5.55	6.51
MSCI EAFE Value Index (net)	0.33	3.55	5.23	4.18	4.87	5.70
MSCI ACWI ex-US Value Index (net)	0.13	3.31	5.44	4.67	4.24	5.17

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross
Investor Class	1.13%	1.30%
Institutional Class	0.88%	0.93%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2023. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Deutsche Boerse AG	8.1	6.	Nintendo Co., Ltd.	5.3
2.	Roche Holding AG	8.1	7.	Michelin (CGDE)	4.6
3.	GlaxoSmithKline plc	6.2	8.	Endesa SA	4.4
4.	Philip Morris Intl, Inc.	5.9	9.	Snam SpA	4.3
5.	Koninklijke Ahold Delhaize NV	5.4	10.	Baidu, Inc.	3.7

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated and, if held as depositary receipts, it is not so specified. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

Japan	14.82	United States	6.80

Germany	12.85	Netherlands	5.37

United Kingdom	10.52	Italy	4.95

Switzerland	9.44	Spain	4.93

France	8.25	China	4.14

16    SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index
Health Care	25.86	11.86
Information Technology	17.04	22.37
Financials	13.65	14.59
Communication Services	12.46	8.13
Consumer Staples	9.96	6.89
Consumer Discretionary	8.18	11.68
Utilities	4.89	2.87
Real Estate	2.51	2.72
Industrials	1.16	9.52
Materials	0.00	5.04
Energy	0.00	4.33

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 3/31/2022

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Global Fund–Investor Class	0.11	7.87	8.53	7.45	8.00	8.33

Ariel Global Fund–Institutional Class	0.11	8.07	8.79	7.70	8.27	8.60
MSCI ACWI Index (net)	-5.36	7.28	13.75	11.64	10.00	10.95
MSCI ACWI Value Index (net)	-0.95	8.83	9.02	7.46	7.64	8.50

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross
Investor Class	1.13%	1.36%
Institutional Class	0.88%	0.95%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2023. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	10.2	6.	Gilead Sciences, Inc.	5.0
2.	Roche Holding AG	7.3	7.	Credicorp Ltd.	4.4
3.	GlaxoSmithKline plc	6.1	8.	Johnson & Johnson	3.9
4.	Philip Morris Intl, Inc.	5.6	9.	Endesa SA	3.3
5.	Baidu, Inc.	5.3	10.	Deutsche Boerse AG	3.2

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated and, if held as depositary receipts, it is not so specified. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

United States	36.29	France	5.12

Switzerland	8.26	Brazil	4.51

United Kingdom	7.94	Peru	4.35

China	6.91	Germany	4.02

Japan	6.73	Spain	3.33

ARIELINVESTMENTS.COM    17

John P. Miller, CFA® Senior Vice President Portfolio Manager

One of the largest casino entertainment companies in the country, Boyd Gaming (NYSE: BYD) has served customers since 1975. Boyd owns and operates 28 gaming properties in 10 states across the U.S. In Nevada, the company is a market leader outside of the Las Vegas Strip, with 11 properties serving residents in the broader metropolitan area. Boyd prides itself on its proprietary approach to exceptional customer service and guest experience, which the company has coined: “Boyd Style.”

Ariel initiated a position in Boyd Gaming in December 2021. We believe the company is a solid operator with attractive fundamentals in a growing industry. It is rebounding from the pandemic with momentum, posting record operating results that have exceeded estimates. Additionally, Boyd’s successful expense-reduction initiatives have led to high margins, strong free cash flow and efficient debt reduction.

STRATEGIC FOOTPRINT

We view the Las Vegas Valley region as one of the most attractive global entertainment markets for investors. Boyd’s targeted marketing campaigns reach tourists from Hawaii, who account for more than half of the company’s reservations. Additionally, its Midwest and South properties include 17 land-based and dockside riverboat casinos across nine states. Despite high competition and regulatory uncertainty, these geographies continue to drive impressive results for Boyd.

ATTRACTIVE BALANCE SHEET

Ariel applauds the Boyd management team for its enhanced focus on: improving operating profitability; creating strong recurring cash flow; and implementing effective cost-reduction programs. The company’s financial leverage has declined significantly from pre-pandemic levels, following an effective effort to strengthen its balance sheet and capital structure. While its net debt surged during the pandemic to 7.3x operating cash flow in 2020, Boyd ended 2021 with leverage at less than 2.2x. The company’s debt was recently upgraded by one of the major rating agencies. Boyd’s enhanced profit outlook, solid free cash flow and improved financial leverage metrics have enabled its leadership to aggressively repurchase shares under a new program and to reinstate its quarterly dividend to an amount more than double its pre-pandemic level.

SEASONED MANAGEMENT TEAM

The company’s leaders bring extensive industry experience and a long history of collaboration. Bill Boyd, Co-Executive Chair of the Board, co-founded Boyd Gaming with his father, the legendary casino developer, Sam Boyd. The Boyd family owns 26% of the company. Keith Smith, President and Chief Executive Officer, and Steve Thompson, Executive Vice President of Operations for the Nevada region, joined the business over three decades ago. Ted Bogich, Executive Vice President of Operations, will be celebrating his 30th anniversary in two years. Ariel’s investment team has built a relationship with Boyd’s Chief Financial Officer, Josh Hirsberg, since his previous role as Treasurer of Caesars Entertainment over 15 years ago. Hirsberg and his colleagues exhibit a passion for the business, and are transparent and aligned with Boyd shareholders.

At its current price, we see Boyd as a compelling investment. Gaming—especially from slot play at casinos—is a more consistent source of long-term profitability, compared to food, beverage and hotel rooms. We believe the gaming segment will continue to be a significant portion of Boyd’s future revenues. Additionally, we believe that Boyd’s strategic partnerships (e.g., a 5% equity ownership in sports betting and online casino company, FanDuel Group) will provide more upside to the company’s valuation.

As of March 31, 2022, shares traded at $65.78, a 24% discount to our private market value of $87.

18    SLOW AND STEADY WINS THE RACE

Aaron Diaz Bianco, JD/CFA® Research Analyst

Masco Corporation (NYSE: MAS) is a leading global designer, manufacturer and distributor of home improvement and building products. For nearly a century, Masco has offered a robust family of brands from its Livonia, Michigan headquarters. Despite rising interest rates and fears of a housing slowdown, Masco is well-positioned to leverage several tailwinds for long-term growth. These include: the company’s recent divestitures; strong brand recognition; and demographic trends driving increased consumer interest.

MARKET LEADERSHIP ACROSS MULTIPLE SALES CHANNELS

Masco’s portfolio of brands includes: Behr®, Delta®, Hansgrohe®, AXOR® and KILZ®. The company’s scale and product mix across design, manufacturing, and distribution make it the ideal provider for two segments. Masco’s global presence and variety of services meet the needs of large retailers. Its luxury brands serve customers in the specialty channel. This unique combination has fostered strong organic growth. For example, Masco’s strategic partnership with Home Depot has created significant income from the professional painter audience—starting with immaterial revenues in 2010 to over $700 million in 2021.

REFINED BRAND PORTFOLIO IS A COMPETITIVE ADVANTAGE

Rising interest rates have recently battered Masco’s shares, and the long shadow of the 2008-2009 financial crisis still challenges many companies with exposure to the housing market. However, Masco has made strategic changes to its portfolio, making it more resilient.

Masco recently sold its business lines that suffered most during the downturn. This enabled the company to focus on the brands that outperformed during the crisis. Its recently divested businesses—high-priced cabinetry, windows and specialty product lines—experienced a 68% peak-to-trough decline in sales in 2008-2009. This caused the businesses’ total operating margins to drop from the mid-teens to -35%. Comparatively, Masco’s plumbing and decorative product brands—which comprise the current portfolio post-divestiture—saw a peak-to-trough revenue decline of -15% during the recession. While operating margins briefly fell from the low-teens to the high single-digits, they remained positive for these segments during this time period.

DEMOGRAPHIC SHIFTS FUEL GROWTH OPPORTUNITY

The pivotal demographic transition impending in the U.S. is a key growth driver. The Baby Boomer generation (born 1946-1964) can be expected to increase home improvement spending—whether they age-in-place, downsize or relocate. Generation X (born 1965-1980) are expected to upgrade their homes as their families grow. The “millennial” generation (born 1981-1996) is as large as the Baby Boomer population and can be expected to drive demand for new homes. On their heels is the largest cohort in U.S. history: Generation Z (born 1997-2012).

These shifts are occurring while housing is experiencing substantial wear-and-tear due to under-building during the 2010s. In the last decade, single-family home construction per million U.S. inhabitants slowed to half the rate of the prior five decades. This presents revenue opportunity for Masco’s brands.

Investor fears of a housing slowdown and under-appreciation for Masco’s recent business transformation have created a discount to our estimate of the company’s intrinsic value. In our view, shareholders who understand the company’s refined product portfolio will ultimately benefit from a category leader with scale, pricing power, relatively low capital requirements and a prudent capital allocation strategy. Masco should experience modest margin improvements through cost productivity and volume leverage. We believe Masco’s management team should have ample free cash flow to allocate in the future.

As of March 31, 2022, shares traded at $51.00, a 30% discount to our private market value of $72.87.

ARIELINVESTMENTS.COM     19

Jamil Soriano Vice President, Research

Founded in 1937 and based in Mayfield, Ohio, Progressive Corporation (NYSE: PGR) is one of the largest property and casualty automobile insurers in the United States. While Progressive is best known as a leader in personal car and truck coverage, the company also holds a strong position in the commercial auto market. Recently, Progressive acquired American Strategic Insurance Corporation, marking its first expansion into homeowners’ insurance. The company now offers a bundled home and automobile solution, distributing policies through digital direct-to-consumer channels and a vast network of over 30,000 independent agents. This updated model is difficult to replicate and strengthens Progressive’s competitive position.

BRAND MATTERS

Progressive stands out against peers due to its size, brand recognition, scale and underwriting expertise. Its sizable marketing budget keeps the company ahead of smaller players in a crowded direct-to-consumer market. Avid television watchers are likely familiar with “Flo,” Progressive’s comedic fictional saleswoman and advertising fixture for over a decade. The company also leverages superior data analytics to fuel sales and marketing innovation. For example, Progressive was the first insurer to use telematics – a method of monitoring automobiles using GPS technology to more accurately price policies and target customers. Since then, the company has developed industry-leading capabilities in collecting and analyzing this data. Progressive’s peers that lag in this area are more likely to experience underwriting losses. The company’s approach to data, combined with its strong brand identity provide distinct competitive advantages. For Progressive, these factors have yielded best-in-class results – both in losses to premiums earned and in return on equity.

POLICY RATE CHANGES TO OFFSET HEADWINDS

The company performed well in the early months of the COVID-19 pandemic. During widespread lockdowns, there were fewer drivers on the road. This meant less car accidents and insurance claims. These trends drove solid profitability and share price performance for Progressive. In the past year, drivers have returned to the roads, resulting in more accidents and claims. Strained global supply chains and inflation have made it more expensive to repair damaged vehicles, increasing payouts to customers. Progressive and other insurers have applied to state regulators for an increase to their policy rates to combat these margin headwinds. Although pricing changes may take time to materialize, the proposed increases should offset inflationary pressures on the industry and the company’s profitability should rebound in the long-term.

PRICING POWER REMAINS

Despite recent challenges, Ariel’s positive outlook on Progressive remains unchanged. The market agrees and the stock has outperformed, which is attributable to the company’s proactive pricing changes in a rising policy rate environment. Progressive’s larger scale and superior customer acquisition resources enable quicker pricing actions and ultimately faster shareholder returns than its peers. The company’s margins have already begun to stabilize over the last several months, indicating that its new rate strategy has succeeded. Progressive is prepared to navigate the moment. Insurance is a non-discretionary purchase for all vehicle and home owners, no matter what challenges the market may bring.

As of March 31, 2022, shares trade at $114, which is closing in on our estimated private market value of $116.23.

20    SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Fund

Number of Shares	Common Stocks—96.34%	Value

	Consumer Discretionary—35.78%

2,311,606	Madison Square Garden Entertainment Corp.(a)	$192,579,896

3,952,668	Paramount Global	149,450,377

4,063,521	Adtalem Global Education, Inc.(a)(b)	120,727,209

5,233,168	Mattel, Inc.(a)	116,228,661

3,309,681	Gentex Corp.	96,543,395

511,197	Madison Square Garden Sports Corp.(a)	91,688,294

1,385,115	Boyd Gaming Corp.	91,112,865

2,519,813	Interpublic Group of Cos., Inc.	89,327,371

5,839,506	Manchester United plc	84,497,652

699,919	Royal Caribbean Cruises Ltd.(a)	58,639,214

1,775,040	Nielsen Holdings plc	48,352,090

		1,139,147,024

	Consumer Staples—2.91%

684,955	J.M. Smucker Co.	92,749,756

	Energy—2.91%

2,926,476	Core Laboratories NV(b)	92,564,436

	Financials—19.36%

3,541,554	Lazard Ltd., Class A	122,183,613

901,127	Northern Trust Corp.	104,936,239

918,854	BOK Financial Corp.	86,326,333

1,239,905	First American Financial Corp.	80,370,642

568,624	Affiliated Managers Group, Inc.	80,147,553

1,299,885	KKR & Co., Inc.	76,004,276

1,903,797	Janus Henderson Group plc	66,670,971

		616,639,627

	Health Care—6.58%

1,910,485	Envista Holdings Corp.(a)	93,059,724

285,500	Laboratory Corp. of America Holdings(a)	75,274,930

75,945	Charles River Laboratories Intl, Inc.(a)	21,566,102

34,781	Bio-Rad Laboratories, Inc.(a)	19,589,703

		209,490,459

	Industrials—20.72%

835,901	Mohawk Industries, Inc.(a)	103,818,904

3,799,809	Resideo Technologies, Inc.(a)	90,549,448

3,431,959	Axalta Coating Systems, Ltd.(a)	84,357,552

10,325,388	ADT, Inc.	78,369,695

2,738,532	Kennametal, Inc.	78,349,400

365,463	Snap-on, Inc.	75,095,337

1,322,197	Masco Corp.	67,432,047

175,675	Keysight Technologies, Inc.(a)	27,751,380

252,747	Simpson Manufacturing Co., Inc.	27,559,533

63,674	Zebra Technologies Corp.(a)	26,341,934

		659,625,230

	Real Estate—5.28%

446,702	JLL(a)	106,967,261

668,303	CBRE Group, Inc., Class A(a)	61,163,091

		168,130,352

	Utilities—2.80%

1,516,457	Stericycle, Inc.(a)	89,349,646

	Total Common Stocks (Cost $2,147,018,608)	3,067,696,530

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   21

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Fund (continued)

Number of Shares	Short-Term Investments—3.93%	Value

124,988,177	Northern Institutional Treasury Portfolio, 0.12%(c)	$124,988,177

	Total Short-Term Investments (Cost $124,988,177)	124,988,177

	Total Investments—100.27% (Cost $2,272,006,785)	3,192,684,707

	Other Assets less Liabilities—(0.27)%	(8,616,922)

	Net Assets—100.00%	$3,184,067,785

Ariel Appreciation Fund

Number of Shares	Common Stocks—96.35%	Value

	Consumer Discretionary—27.10%

715,155	Madison Square Garden Entertainment Corp.(a)	$59,579,563

2,315,037	Mattel, Inc.(a)	51,416,972

906,814	BorgWarner, Inc.	35,275,065

343,584	Omnicom Group, Inc.	29,163,410

743,024	Interpublic Group of Cos., Inc.	26,340,201

1,811,883	Manchester United plc	26,217,947

256,257	CarMax, Inc.(a)	24,723,675

132,057	Madison Square Garden Sports Corp.(a)	23,685,744

804,883	Gentex Corp.	23,478,437

947,465	Knowles Corp.(a)	20,398,921

727,902	Nielsen Holdings plc	19,828,050

49,044	Vail Resorts, Inc.	12,764,682

		352,872,667

	Consumer Staples—6.70%

887,361	Walgreens Boots Alliance, Inc.	39,727,152

477,400	Molson Coors Brewing Co.	25,483,612

162,594	J.M. Smucker Co.	22,016,854

		87,227,618

	Energy—2.83%

962,354	Core Laboratories NV	30,439,257

328,310	NOV, Inc.	6,438,159

		36,877,416

	Financials—28.68%

575,538	BOK Financial Corp.	54,071,795

456,897	Northern Trust Corp.	53,205,656

760,273	Aflac, Inc.	48,953,978

140,566	Goldman Sachs Group, Inc.	46,400,837

507,925	The Charles Schwab Corp.	42,823,157

1,080,836	Lazard Ltd., Class A	37,288,842

537,273	KKR & Co., Inc.	31,414,352

430,811	First American Financial Corp.	27,925,169

222,055	Progressive Corp.	25,312,049

67,724	Houlihan Lokey, Inc.	5,946,167

		373,342,002

The accompanying notes are an integral part of the financial statements.

22   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Appreciation Fund (continued)

Number of Shares	Common Stocks—96.35%	Value

	Health Care—11.05%

156,257	Laboratory Corp. of America Holdings(a)	$41,198,721

587,431	Cardinal Health, Inc.	33,307,338

222,872	Zimmer Biomet Holdings, Inc.	28,505,329

523,957	Envista Holdings Corp.(a)	25,521,945

54,016	Charles River Laboratories Intl, Inc.(a)	15,338,923

		143,872,256

	Industrials—15.46%

1,272,700	Kennametal, Inc.	36,411,947

246,540	Stanley Black & Decker, Inc.	34,463,827

1,386,131	Axalta Coating Systems, Ltd.(a)	34,071,100

826,130	nVent Electric plc	28,732,801

114,822	Snap-on, Inc.	23,593,625

77,882	Littelfuse, Inc.	19,424,550

93,631	Keysight Technologies, Inc.(a)	14,790,889

1,286,119	ADT, Inc.	9,761,643

		201,250,382

	Real Estate—1.78%

252,645	CBRE Group, Inc., Class A(a)	23,122,070

	Utilities—2.75%

608,600	Stericycle, Inc.(a)	35,858,712

	Total Common Stocks (Cost $802,152,303)	1,254,423,123

Number of Shares	Short-Term Investments—2.92%	Value

38,030,532	Northern Institutional Treasury Portfolio, 0.12%(c)	$38,030,532

	Total Short-Term Investments (Cost $38,030,532)	38,030,532

	Total Investments—99.27% (Cost $840,182,835)	1,292,453,655

	Other Assets less Liabilities—0.73%	9,558,414

	Net Assets—100.00%	$1,302,012,069

Ariel Focus Fund

Number of Shares	Common Stocks—96.26%	Value

	Basic Materials—10.82%

76,126	Mosaic Co.	$5,062,379

119,404	Barrick Gold Corp.	2,928,980

		7,991,359

	Consumer Discretionary—15.83%

90,177	BorgWarner, Inc.	3,507,885

37,109	Madison Square Garden Entertainment Corp.(a)	3,091,551

54,473	Nielsen Holdings plc	1,483,844

7,216	Madison Square Garden Sports Corp.(a)	1,294,262

18,565	Boyd Gaming Corp.	1,221,206

28,762	Paramount Global	1,087,491

		11,686,239

	Consumer Staples—2.51%

13,686	J.M. Smucker Co.	1,853,221

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   23

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Focus Fund (continued)

Number of Shares	Common Stocks—96.26%	Value

	Energy—7.56%

135,092	APA Corp.	$5,583,352

	Financials—21.66%

34,004	BOK Financial Corp.	3,194,676

9,376	Goldman Sachs Group, Inc.	3,095,018

22,332	Northern Trust Corp.	2,600,561

63,960	Lazard Ltd., Class A	2,206,620

40,643	Bank of New York Mellon Corp.	2,017,112

26,654	First American Financial Corp.	1,727,712

19,732	KKR & Co., Inc.	1,153,730

		15,995,429

	Health Care—14.37%

10,111	Laboratory Corp. of America Holdings(a)	2,665,866

13,891	Johnson & Johnson	2,461,902

83,249	Zimvie, Inc.(a)	1,901,407

14,154	Zimmer Biomet Holdings, Inc.	1,810,297

96,625	Hanger, Inc.(a)	1,771,136

		10,610,608

	Industrials—20.01%

7,019	Lockheed Martin Corp.	3,098,187

13,891	Snap-on, Inc.	2,854,323

113,198	Resideo Technologies, Inc.(a)	2,697,508

140,431	Western Union Co.	2,631,677

18,758	Mohawk Industries, Inc.(a)	2,329,744

8,344	Stanley Black & Decker, Inc.	1,166,408

		14,777,847

	Technology—3.50%

31,219	Oracle Corp.	2,582,748

	Total Common Stocks (Cost $49,376,535)	71,080,803

Number of Shares	Short-Term Investments—4.76%	Value

3,515,389	Northern Institutional Treasury Portfolio, 0.12%(c)	$3,515,389

	Total Short-Term Investments (Cost $3,515,389)	3,515,389

	Total Investments—101.02% (Cost $52,891,924)	74,596,192

	Other Assets less Liabilities—(1.02)%	(751,374)

	Net Assets—100.00%	$73,844,818

Ariel International Fund

Number of Shares	Common Stocks—92.32%	Value

	Belgium—0.36%

37,429	KBC Group NV	$2,685,502

	Brazil—2.18%

780,942	Telefonica Brasil SA ADR	8,785,598

836,511	BB Seguridade Participacoes SA ADR	4,458,604

215,005	TIM SA of Brazil ADR	3,117,572

		16,361,774

The accompanying notes are an integral part of the financial statements.

24   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/22 (UNAUDITED)

Ariel International Fund (continued)

Number of Shares	Common Stocks—92.32%	Value

	Canada—0.34%

265,126	Element Fleet Management Corp.	$2,566,112

	China—4.14%

209,095	Baidu, Inc. ADR(a)	27,663,269

75,862	Trip.com Group Ltd. ADR(a)	1,753,929

1,130,353	TravelSky Technology Ltd.	1,621,541

		31,038,739

	Denmark—0.94%

274,285	H Lundbeck A/S	6,319,810

6,785	Novo Nordisk A/S	752,566

		7,072,376

	Finland—2.24%

2,530,165	Nokia Corp.(a)	13,933,674

516,740	Nokia Corp. ADR(a)	2,821,400

		16,755,074

	France—8.25%

256,046	Michelin (CGDE)	34,698,224

167,221	BNP Paribas SA	9,555,789

79,450	Sanofi	8,122,940

54,318	Thales SA	6,802,549

14,569	Safran SA	1,715,289

18,525	Societe BIC SA	935,941

		61,830,732

	Germany—12.85%

337,667	Deutsche Boerse AG	60,783,732

9,940,659	Telefonica Deutschland Holding	27,036,565

25,335	Muenchener Rueckversicherungs-Gesellschaft AG	6,773,052

24,921	Fresenius Medical Care AG & Co. KGaA	1,669,977

		96,263,326

	Hong Kong—1.26%

969,000	CLP Holdings Ltd.	9,428,270

	Italy—4.95%

5,552,969	Snam SpA	32,021,484

785,424	Italgas SpA	5,038,859

		37,060,343

	Japan—14.82%

78,800	Nintendo Co., Ltd.	39,775,250

664,500	Bridgestone Corp.	25,793,088

1,559,400	Subaru Corp.	24,767,939

148,000	Secom Co., Ltd.	10,706,604

204,700	Japan Tobacco, Inc.	3,495,781

102,100	Sankyo Co., Ltd.	2,831,452

69,100	Ono Pharmaceutical Co., Ltd.	1,732,019

39,900	Mabuchi Motor Co., Ltd.	1,242,086

6,700	Daito Trust Construction Co., Ltd.	711,168

		111,055,387

	Luxembourg—0.34%

45,195	RTL Group	2,505,769

	Netherlands—5.37%

1,250,306	Koninklijke Ahold Delhaize NV	40,216,737

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   25

Schedules of investments	03/31/22 (UNAUDITED)

Ariel International Fund (continued)

Number of Shares	Common Stocks—92.32%	Value

	Peru—2.34%

102,037	Credicorp Ltd.	$17,537,099

	Portugal—0.11%

33,192	Jeronimo Martins SGPS SA	796,274

	Singapore—0.14%

141,300	Singapore Exchange Ltd.	1,035,510

	Spain—4.93%

1,520,891	Endesa SA	33,160,957

446,708	Tecnicas Reunidas SA(a)	3,805,447

		36,966,404

	Switzerland—9.44%

152,792	Roche Holding AG	60,453,967

82,054	Novartis AG	7,203,648

23,346	Nestle SA	3,035,416

517	Novartis AG ADR	45,367

		70,738,398

	United Kingdom—10.52%

2,157,793	GlaxoSmithKline plc	46,688,072

6,287,185	Direct Line Insurance Group plc	22,655,073

2,837,917	Vodafone Group plc	4,653,577

155,403	Close Brothers Group plc	2,419,002

15,386	Reckitt Benckiser Group plc	1,173,736

37,042	St. James’s Place plc	698,368

7,815	AstraZeneca plc ADR	518,447

		78,806,275

	United States—6.80%

466,874	Philip Morris Intl, Inc.	43,858,144

51,474	Check Point Software Technologies Ltd.(a)	7,116,795

		50,974,939

	Total Common Stocks (Cost $580,286,475)	691,695,040

Number of Shares	Short-Term Investments—3.65%	Value

27,352,573	Northern Institutional Treasury Portfolio, 0.12%(c)	$27,352,573

	Total Short-Term Investments (Cost $27,352,573)	27,352,573

	Total Investments—95.97% (Cost $607,639,048)	719,047,613

	Cash, Foreign Currency, Other Assets less Liabilities—4.03%	30,212,506

	Net Assets—100.00%	$749,260,119

The accompanying notes are an integral part of the financial statements.

26   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/22 (UNAUDITED)

Ariel International Fund (continued)

Open Forward Currency Contracts as of March 31, 2022

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Appreciation

10/06/2022	UBS AG	USD	19,620,450	CNY	124,926,346	$44,851

10/06/2022	UBS AG	AUD	12,324,336	EUR	8,291,143	36,151

10/06/2022	UBS AG	NOK	10,057,756	EUR	1,021,694	8,485

10/06/2022	UBS AG	SEK	23,912,392	EUR	2,217,036	88,490

10/06/2022	UBS AG	AUD	49,833,157	USD	36,717,070	619,421

10/06/2022	UBS AG	NOK	27,142,161	USD	3,019,205	62,307

10/06/2022	UBS AG	SEK	114,116,891	USD	11,586,224	573,160

10/06/2022	UBS AG	SGD	2,741,186	USD	2,015,000	7,456

Subtotal UBS AG						1,440,321

10/06/2022	Northern Trust	SEK	50,558,768	USD	5,140,437	246,701

10/06/2022	Northern Trust	SGD	7,619,488	USD	5,599,518	22,165

Subtotal Northern Trust						268,866

10/06/2022	JPMorgan Chase	USD	1,036,951	CNY	6,604,063	2,114

Subtotal JPMorgan Chase						2,114

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$1,711,301

Open Forward Currency Contracts with Unrealized Depreciation

10/06/2022	UBS AG	GBP	22,391,858	USD	29,585,309	(178,730)

Subtotal UBS AG						(178,730)

10/06/2022	JPMorgan Chase	USD	1,451,820	CAD	1,853,592	(30,607)

10/06/2022	JPMorgan Chase	JPY	1,203,274,659	CNY	66,915,731	(582,611)

10/06/2022	JPMorgan Chase	SGD	1,618,866	EUR	1,085,288	(9,538)

10/06/2022	JPMorgan Chase	USD	24,346,586	EUR	22,223,386	(306,474)

10/06/2022	JPMorgan Chase	GBP	1,666,251	USD	2,202,560	(14,321)

10/06/2022	JPMorgan Chase	JPY	3,616,093,901	USD	31,576,973	(1,816,698)

Subtotal JPMorgan Chase						(2,760,249)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(2,938,979)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(1,227,678)

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   27

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Global Fund

Number of Shares	Common Stocks—95.71%	Value

	Belgium—0.09%

2,323	KBC Group NV	$166,674

	Brazil—4.51%

730,288	BB Seguridade Participacoes SA	3,920,598

201,362	Telefonica Brasil SA	2,270,744

628,090	TIM SA of Brazil	1,819,212

		8,010,554

	Canada—0.05%

9,038	Element Fleet Management Corp.	87,477

	Chile—0.27%

20,915	Banco Santander-Chile ADR	472,470

	China—6.91%

70,794	Baidu, Inc. ADR(a)	9,366,046

86,008	Trip.com Group Ltd. ADR(a)	1,988,505

630,831	TravelSky Technology Ltd.	904,955

		12,259,506

	Denmark—0.25%

19,542	H Lundbeck A/S	450,268

	Finland—1.65%

531,188	Nokia Corp.(a)	2,925,264

	France—5.12%

41,901	Michelin (CGDE)	5,678,239

13,846	Sanofi	1,415,610

23,883	BNP Paribas SA	1,364,786

3,191	Safran SA	375,694

1,986	Thales SA	248,718

		9,083,047

	Germany—4.02%

31,720	Deutsche Boerse AG	5,709,945

306,912	Telefonica Deutschland Holding	834,738

2,211	Muenchener Rueckversicherungs-Gesellschaft AG	591,088

		7,135,771

	Hong Kong—0.51%
93,000	CLP Holdings Ltd.	904,880

	Italy—1.05%

323,326	Snam SpA	1,864,476

	Japan—6.73%

8,550	Nintendo Co., Ltd.	4,315,716

78,400	Bridgestone Corp.	3,043,157

183,100	Subaru Corp.	2,908,176

19,700	Secom Co., Ltd.	1,425,136

14,500	Japan Tobacco, Inc.	247,625

		11,939,810

	Mexico—0.37%

160,350	Wal-Mart de Mexico SAB de CV	660,426

	Netherlands—0.58%

31,853	Koninklijke Ahold Delhaize NV	1,024,568

	Peru—4.35%

44,920	Credicorp Ltd.	7,720,400

The accompanying notes are an integral part of the financial statements.

28   SLOW AND STEADY WINS THE RACE

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Global Fund (continued)

Number of Shares	Common Stocks—95.71%	Value

	South Africa—0.47%
170,421	Sanlam Ltd.	$838,988

	South Korea—2.52%

67,130	KT&G Corp.	4,466,163

	Spain—3.33%

271,342	Endesa SA	5,916,243

	Switzerland—8.26%

32,606	Roche Holding AG	12,900,951

8,119	Nestle SA	1,055,622

7,997	Novartis AG	702,069

		14,658,642

	Taiwan—0.44%

157,000	Catcher Technology Co., Ltd.	787,644

	United Kingdom—7.94%

501,078	GlaxoSmithKline plc	10,841,803

534,478	Direct Line Insurance Group plc	1,925,924

313,480	Vodafone Group plc	514,040

20,970	Vodafone Group plc ADR	348,521

3,714	Reckitt Benckiser Group plc	283,326

11,068	Close Brothers Group plc	172,284

		14,085,898

	United States—36.29%

58,732	Microsoft Corp.	18,107,663

105,760	Philip Morris Intl, Inc.	9,935,094

150,305	Gilead Sciences, Inc.	8,935,632

39,252	Johnson & Johnson	6,956,632

157,792	Equity Commonwealth(a)	4,451,312

48,956	Amdocs Ltd.	4,024,673

50,498	Bristol-Myers Squibb Co.	3,687,869

51,897	Verizon Communications, Inc.	2,643,633

28,059	NetApp, Inc.	2,328,897

8,405	Check Point Software Technologies Ltd.(a)	1,162,075

24,350	Tapestry, Inc.	904,603

12,702	U.S. Bancorp	675,111

1,646	Berkshire Hathaway, Inc., Class B(a)	580,890

		64,394,084

	Total Common Stocks (Cost $132,919,637)	169,853,253

Number of Shares	Short-Term Investments—1.10%	Value

1,959,290	Northern Institutional Treasury Portfolio, 0.12%(c)	$1,959,290

	Total Short-Term Investments (Cost $1,959,290)	1,959,290

	Total Investments—96.81% (Cost $134,878,927)	171,812,543

	Cash, Foreign Currency, Other Assets less Liabilities—3.19%	5,656,485

	Net Assets—100.00%	$177,469,028

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   29

Schedules of investments	03/31/22 (UNAUDITED)

Ariel Global Fund (continued)

Open Forward Currency Contracts as of March 31, 2022

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Appreciation

06/10/2022	UBS	USD	542,067	CHF	495,720	$3,931

06/10/2022	UBS	AUD	1,553,569	EUR	1,043,745	6,123

06/10/2022	UBS	CAD	1,064,165	EUR	761,334	6,505

06/10/2022	UBS	NOK	1,826,915	EUR	185,583	1,541

06/10/2022	UBS	USD	681,798	GBP	516,024	4,119

06/10/2022	UBS	USD	424,583	GBP	321,420	2,471

06/10/2022	UBS	SGD	742,095	USD	545,361	2,159

Subtotal UBS						26,849

06/10/2022	Northern Trust	USD	1,315,334	CHF	1,203,156	9,230

06/10/2022	Northern Trust	USD	3,283,723	CNH	20,907,956	7,506

06/10/2022	Northern Trust	SEK	2,403,675	GBP	185,007	13,152

06/10/2022	Northern Trust	CAD	485,764	USD	380,597	7,897

Subtotal Northern Trust						37,785

06/10/2022	JPMorgan Chase	AUD	1,159,567	CHF	780,754	21,223

06/10/2022	JPMorgan Chase	AUD	869,851	CHF	586,082	15,488

06/10/2022	JPMorgan Chase	CAD	4,237,739	CHF	3,037,408	91,865

06/10/2022	JPMorgan Chase	USD	4,472,530	CHF	4,094,113	28,102

06/10/2022	JPMorgan Chase	USD	6,663,447	GBP	5,040,940	43,326

06/10/2022	JPMorgan Chase	USD	3,401,690	JPY	389,550,694	195,707

Subtotal JPMorgan Chase						395,711

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$460,345

Open Forward Currency Contracts with Unrealized Depreciation

06/10/2022	JPMorgan Chase	USD	13,102,142	EUR	11,959,540	(164,929)

Subtotal JPMorgan Chase						(164,929)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(164,929)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$295,416

(a)Non-income producing.

(b)Affiliated company (See Note Seven, Transactions with Affiliated Companies).

(c)The rate presented is the 7-day current yield as of March 31, 2022.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

The accompanying notes are an integral part of the financial statements.

30  SLOW AND STEADY WINS THE RACE

Statements of assets & liabilities	03/31/22	(UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund
Assets

Investments in Unaffiliated Issuers, at Value (cost $1,964,306,490, $802,152,303 and $49,376,535, respectively)	$2,854,404,885		$1,254,423,123	$71,080,803

Investments in Affiliated Issuers, at Value (cost $182,712,118)	213,291,645	(a)	—	—

Short-Term Investments, at Value (cost $124,988,177, $38,030,532 and $3,515,389, respectively)	124,988,177		38,030,532	3,515,389

Dividends and Interest Receivable	2,468,054		1,041,495	22,740

Receivable for Fund Shares Sold	5,038,568		290,792	9,412

Receivable for Securities Sold	—		8,908,880	—

Prepaid and Other Assets	55,693		29,566	17,922

Total Assets	3,200,247,022		1,302,724,388	74,646,266

Liabilities

Payable for Securities Purchased	13,506,002		—	752,987

Payable for Fund Shares Redeemed	1,923,346		255,936	7,012

Other Liabilities	749,889		456,383	41,449

Total Liabilities	16,179,237		712,319	801,448

Net Assets	$3,184,067,785		$1,302,012,069	$73,844,818

Net Assets Consist of

Paid-in Capital	$2,117,795,954		$783,310,335	$50,907,976

Distributable Earnings	1,066,271,831		518,701,734	22,936,842

Net Assets	$3,184,067,785		$1,302,012,069	$73,844,818

Investor Class Shares

Net Assets	$1,548,152,576		$1,052,658,732	$54,320,711

Shares Outstanding (no par value, unlimited authorized)	19,530,662		23,119,228	3,099,119

Net Asset Value, Offering and Redemption Price per Share	$79.27		$45.53	$17.53

Institutional Class Shares

Net Assets	$1,635,915,209		$249,353,337	$19,524,107

Shares Outstanding (no par value, unlimited authorized)	20,608,636		5,462,909	1,112,585

Net Asset Value, Offering and Redemption Price per Share	$79.38		$45.64	$17.55

(a)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   31

Statements of assets & liabilities	03/31/22	(UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Assets

Investments in Unaffiliated Issuers, at Value (cost $580,286,475 and $132,919,637, respectively)	$691,695,040	$169,853,253

Short-Term Investments, at Value (cost $27,352,573 and $1,959,290, respectively)	27,352,573	1,959,290

Foreign Currencies (cost $27,167,160 and $4,682,080, respectively)	26,633,292	4,653,187

Dividends and Interest Receivable	2,746,915	755,390

Receivable for Dividend Reclaims	2,565,992	302,244

Receivable for Fund Shares Sold	85,836	1,195

Receivable for Securities and Foreign Currencies Sold	11,875	239,928

Unrealized Appreciation on Forward Currency Contracts	1,711,301	460,345

Prepaid and Other Assets	28,545	18,955

Total Assets	752,831,369	178,243,787

Liabilities

Payable for Securities and Foreign Currencies Purchased	357,108	157,924

Payable for Fund Shares Redeemed	130,037	400,912

Unrealized Depreciation on Forward Currency Contracts	2,938,979	164,929

Other Liabilities	145,126	50,994

Total Liabilities	3,571,250	774,759

Net Assets	$749,260,119	$177,469,028

Net Assets Consist of

Paid-in Capital	$699,010,124	$140,978,781

Distributable Earnings	50,249,995	36,490,247

Net Assets	$749,260,119	$177,469,028

Investor Class Shares

Net Assets	$22,889,800	$12,112,930

Shares Outstanding (no par value, unlimited authorized)	1,575,754	662,344

Net Asset Value, Offering and Redemption Price per Share	$14.53	$18.29

Institutional Class Shares

Net Assets	$726,370,319	$165,356,098

Shares Outstanding (no par value, unlimited authorized)	51,152,900	9,345,088

Net Asset Value, Offering and Redemption Price per Share	$14.20	$17.69

The accompanying notes are an integral part of the financial statements.

32   SLOW AND STEADY WINS THE RACE

Statements of operations	SIX MONTHS ENDED 03/31/22 (UNAUDITED)

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
Investment Income
Dividends
Unaffiliated Issuers	$19,702,271	(a)	$11,154,225	(a)	$658,761
Affiliated Issuers	45,030	(b)	—		—
Interest	8,019		1,323		121

Total Investment Income	19,755,320		11,155,548		658,882

Expenses
Management Fees	9,287,464		4,823,932		229,492
Distribution Fees (Investor Class)	2,126,211		1,383,301		65,143
Shareholder Service Fees
Investor Class	870,151		436,053		11,963
Institutional Class	366,046		44,865		1,930
Transfer Agent Fees and Expenses
Investor Class	127,013		87,775		6,751
Institutional Class	58,128		13,244		1,046
Printing and Postage Expenses
Investor Class	141,675		95,506		5,595
Institutional Class	24,950		9,762		723
Trustees’ Fees and Expenses	198,430		85,962		4,127
Professional Fees	90,585		48,417		15,433
Custody Fees and Expenses	17,926		8,442		1,502
Federal and State Registration Fees	56,505		23,065		18,898
Interest Expense	1,018		—		—
Miscellaneous Expenses	149,489		69,034		9,281

Total Expenses Before Reimbursements	13,515,591		7,129,358		371,884
Expense Reimbursements	—		—		(41,942)

Net Expenses	13,515,591		7,129,358		329,942

Net Investment Income	6,239,729		4,026,190		328,940

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investments
Unaffiliated Issuers	221,638,206		87,304,708		1,915,539
Change in Net Unrealized Appreciation (Depreciation) on Investments
Unaffiliated Issuers	(286,673,288)		(58,716,894)		3,795,062
Affiliated Issuers	(5,241,329)	(b)	—		—

Net Gain (Loss) on Investments	(70,276,411)		28,587,814		5,710,601

Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,036,682)		$32,614,004		$6,039,541

(a)Net of $6,755 and $1,626 in foreign taxes withheld, respectively.

(b)See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   33

Statements of operations	SIX MONTHS ENDED 03/31/22	(UNAUDITED)

	Ariel International Fund	Ariel Global Fund
Investment Income
Dividends
Unaffiliated Issuers	$8,542,748(a)	$2,369,269(a)
Interest	2,524	285

Total Investment Income	8,545,272	2,369,554

Expenses
Management Fees	3,151,483	763,223
Distribution Fees (Investor Class)	30,694	15,620
Shareholder Service Fees
Investor Class	12,186	5,124
Institutional Class	110,913	6,557
Transfer Agent Fees and Expenses
Investor Class	2,857	2,256
Institutional Class	39,784	7,327
Printing and Postage Expenses
Investor Class	3,334	2,321
Institutional Class	4,474	1,006
Trustees’ Fees and Expenses	51,566	12,200
Professional Fees	36,291	21,745
Custody Fees and Expenses	160,729	25,259
Administration Fees	29,240	9,588
Fund Accounting Fees	16,149	5,467
Federal and State Registration Fees	20,743	17,776
Interest Expense	—	136
Miscellaneous Expenses	43,013	13,468

Total Expenses Before Reimbursements	3,713,456	909,073
Expense Reimbursements	(216,130)	(53,908)

Net Expenses	3,497,326	855,165

Net Investment Income	5,047,946	1,514,389

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investments	(5,204,398)	(980,264)
Translation of Assets and Liabilities in Foreign Currencies	(889,925)	(2,827)
Forward Currency Contracts	(5,482,604)	1,485,539

Total	(11,576,927)	502,448

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	19,725,813	9,742,000
Translation of Assets and Liabilities in Foreign Currencies	(185,893)	(30,365)
Forward Currency Contracts	1,625,868	(202,193)

Total	21,165,788	9,509,442

Net Gain (Loss) on Investments	9,588,861	10,011,890

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,636,807	$11,526,279

(a)Net of $849,119 and $179,076 in foreign taxes withheld, respectively.

The accompanying notes are an integral part of the financial statements.

34   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel Fund		Ariel Appreciation Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations
Net Investment Income (Loss)	$6,239,729	$7,025,467	$4,026,190	$7,956,690
Net Realized Gain (Loss) on Investments	221,638,206	160,029,340	87,304,708	163,468,950
Change in Net Unrealized Appreciation (Depreciation) on Investments	(291,914,617)	874,812,939	(58,716,894)	261,119,639

Net Increase (Decrease) in Net Assets from Operations	(64,036,682)	1,041,867,746	32,614,004	432,545,279

Distributions to Shareholders
Investor Class	(97,046,286)	(64,581,986)	(145,741,207)	(84,552,421)
Institutional Class	(85,453,872)	(39,817,967)	(35,858,973)	(22,647,630)

Total Distributions	(182,500,158)	(104,399,953)	(181,600,180)	(107,200,051)

Share Transactions
Value of Shares Issued
Investor Class	98,476,264	422,725,351	24,847,325	127,827,685
Institutional Class	602,094,544	597,003,947	29,731,579	95,913,994
Value of Shares Issued in Reinvestment of Dividends and Distributions
Investor Class	94,785,856	63,007,966	142,088,150	82,432,501
Institutional Class	80,208,725	38,667,730	30,147,443	21,745,195
Value of Shares Redeemed
Investor Class	(302,142,157)	(284,138,775)	(95,468,779)	(142,583,661)
Institutional Class	(195,310,754)	(314,748,184)	(48,906,900)	(115,534,957)

Net Increase (Decrease) in Net Assets from Share Transactions	378,112,478	522,518,035	82,438,818	69,800,757

Total Increase (Decrease) in Net Assets	131,575,638	1,459,985,828	(66,547,358)	395,145,985

Net Assets
Beginning of Period	3,052,492,147	1,592,506,319	1,368,559,427	973,413,442

End of Period	$3,184,067,785	$3,052,492,147	$1,302,012,069	$1,368,559,427

Capital Share Transactions
Investor Shares
Shares Sold	1,169,663	5,247,995	519,696	2,519,360
Shares Issued to Holders in Reinvestment of Dividends	1,118,560	1,024,148	2,980,650	2,028,460
Shares Redeemed	(3,660,251)	(3,676,478)	(2,003,063)	(2,983,856)

Net Increase (Decrease)	(1,372,028)	2,595,665	1,497,283	1,563,964

Institutional Shares
Shares Sold	7,145,826	7,435,305	617,972	1,996,054
Shares Issued to Holders in Reinvestment of Dividends	946,169	624,851	630,081	532,800
Shares Redeemed	(2,410,233)	(4,075,453)	(1,017,307)	(2,340,171)

Net Increase (Decrease)	5,681,762	3,984,703	230,746	188,683

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   35

Statements of changes in net assets

	Ariel Focus Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations
Net Investment Income (Loss)	$328,940	$606,624
Net Realized Gain (Loss) on Investments	1,915,539	1,587,303
Change in Net Unrealized Appreciation (Depreciation) on Investments	3,795,062	14,156,335

Net Increase (Decrease) in Net Assets from Operations	6,039,541	16,350,262

Distributions to Shareholders
Investor Class	(1,693,729)	(904,539)
Institutional Class	(625,242)	(385,448)

Total Distributions	(2,318,971)	(1,289,987)

Share Transactions
Value of Shares Issued
Investor Class	8,389,633	32,260,389
Institutional Class	497,115	1,049,412
Value of Shares Issued in Reinvestment of Dividends and Distributions
Investor Class	1,485,236	774,921
Institutional Class	620,010	382,043
Value of Shares Redeemed
Investor Class	(1,985,772)	(31,467,695)
Institutional Class	(438,000)	(1,087,605)

Net Increase (Decrease) in Net Assets from Share Transactions	8,568,222	1,911,465

Total Increase (Decrease) in Net Assets	12,288,792	16,971,740

Net Assets
Beginning of Period	61,556,026	44,584,286

End of Period	$73,844,818	$61,556,026

Capital Share Transactions
Investor Shares
Shares Sold	494,783	1,805,096
Shares Issued to Holders in Reinvestment of Dividends	88,283	57,611
Shares Redeemed	(117,183)	(1,854,405)

Net Increase (Decrease)	465,883	8,302

Institutional Shares
Shares Sold	28,817	63,570
Shares Issued to Holders in Reinvestment of Dividends	36,841	28,339
Shares Redeemed	(25,278)	(68,083)

Net Increase (Decrease)	40,380	23,826

The accompanying notes are an integral part of the financial statements.

36   SLOW AND STEADY WINS THE RACE

Statements of changes in net assets

	Ariel International Fund		Ariel Global Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations
Net Investment Income (Loss)	$5,047,946	$21,706,821	$1,514,389	$3,088,085
Net Realized Gain (Loss) on Investments, Foreign Currency Translations and Forward Currency Contracts	(11,576,927)	(4,991,214)	502,448	2,086,775
Change in Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Translations and Forward Currency Contracts	21,165,788	41,295,849	9,509,442	11,752,601

Net Increase (Decrease) in Net Assets from Operations	14,636,807	58,011,456	11,526,279	16,927,461

Distributions to Shareholders
Investor Class	(627,843)	(325,333)	(249,792)	(102,891)
Institutional Class	(20,372,157)	(11,974,667)	(3,825,208)	(1,247,109)

Total Distributions	(21,000,000)	(12,300,000)	(4,075,000)	(1,350,000)

Share Transactions
Value of Shares Issued
Investor Class	2,709,203	7,333,745	710,005	1,781,480
Institutional Class	56,582,723	267,567,405	529,692	103,360,504
Value of Shares Issued in Reinvestment of Dividends and Distributions
Investor Class	591,486	301,565	210,705	87,285
Institutional Class	19,721,601	11,521,695	3,814,545	1,242,779
Value of Shares Redeemed
Investor Class	(3,763,175)	(7,388,772)	(1,301,689)	(2,231,345)
Institutional Class	(181,559,411)	(85,353,399)	(43,297,957)	(16,428,111)

Net Increase (Decrease) in Net Assets from Share Transactions	(105,717,573)	193,982,239	(39,334,699)	87,812,592

Total Increase (Decrease) in Net Assets	(112,080,766)	239,693,695	(31,883,420)	103,390,053

Net Assets
Beginning of Period	861,340,885	621,647,190	209,352,448	105,962,395

End of Period	$749,260,119	$861,340,885	$177,469,028	$209,352,448

Capital Share Transactions
Investor Shares
Shares Sold	181,178	498,033	38,810	104,448
Shares Issued to Holders in Reinvestment of Dividends	40,540	21,162	11,719	5,339
Shares Redeemed	(260,839)	(503,624)	(71,084)	(125,736)

Net Increase (Decrease)	(39,121)	15,571	(20,555)	(15,949)

Institutional Shares
Shares Sold	3,936,188	18,510,742	30,349	6,023,154
Shares Issued to Holders in Reinvestment of Dividends	1,383,972	827,708	219,479	78,557
Shares Redeemed	(12,406,617)	(5,881,891)	(2,438,912)	(970,952)

Net Increase (Decrease)	(7,086,457)	13,456,559	(2,189,084)	5,130,759

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   37

Financial highlights For a share outstanding throughout each period

		Year Ended September 30
Ariel Fund (Investor Class)	Six Months Ended March 31, 2022 (Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$85.09	$54.40	$63.40	$74.58	$69.11	$63.74
Income from Investment Operations
Net Investment Income (Loss)	0.16	(0.04)	0.50	0.65	0.57	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)	34.33	(5.72)	(6.10)	9.31	9.07

Total from Investment Operations	(1.17)	34.29	(5.22)	(5.45)	9.88	9.59

Distributions to Shareholders
Dividends from Net Investment Income	(0.04)	(0.20)	(0.55)	(0.59)	(0.48)	(0.18)
Distributions from Capital Gains	(4.61)	(3.40)	(3.23)	(5.14)	(3.93)	(4.04)

Total Distributions	(4.65)	(3.60)	(3.78)	(5.73)	(4.41)	(4.22)

Net Asset Value, End of Period	$79.27	$85.09	$54.40	$63.40	$74.58	$69.11

Total Return	(1.74)% (a)	65.59%	(9.03)%	(7.17)%	14.98%	15.76%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$1,548,153	$1,778,696	$995,861	$1,302,745	$1,587,936	$1,542,730
Ratio of Expenses to Average Net Assets	0.99% (b)	1.00%	1.04%	1.02%	1.01%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.22% (b)	0.15%	0.70%	0.97%	0.74%	0.72%
Portfolio Turnover Rate	16% (a)	24%	23%	22%	19%	14%

		Year Ended September 30
Ariel Fund (Institutional Class)	Six Months Ended March 31, 2022 (Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$85.34	$54.53	$63.55	$74.78	$69.28	$63.87
Income from Investment Operations
Net Investment Income (Loss)	0.11	0.25	0.58	0.74	0.73	0.63
Net Realized and Unrealized Gain (Loss) on Investments	(1.16)	34.34	(5.62)	(6.03)	9.38	9.19

Total from Investment Operations	(1.05)	34.59	(5.04)	(5.29)	10.11	9.82

Distributions to Shareholders
Dividends from Net Investment Income	(0.30)	(0.38)	(0.75)	(0.80)	(0.68)	(0.37)
Distributions from Capital Gains	(4.61)	(3.40)	(3.23)	(5.14)	(3.93)	(4.04)

Total Distributions	(4.91)	(3.78)	(3.98)	(5.94)	(4.61)	(4.41)

Net Asset Value, End of Period	$79.38	$85.34	$54.53	$63.55	$74.78	$69.28

Total Return	(1.58)% (a)	66.12%	(8.74)%	(6.86)%	15.30%	16.11%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$1,635,915	$1,273,796	$596,645	$742,864	$673,273	$593,887
Ratio of Expenses to Average Net Assets	0.66% (b)	0.69%	0.72%	0.70%	0.72%	0.71%
Ratio of Net Investment Income to Average Net Assets	0.56% (b)	0.45%	1.01%	1.31%	1.03%	1.01%
Portfolio Turnover Rate	16% (a)	24%	23%	22%	19%	14%

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

38   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

			Year Ended September 30
Ariel Appreciation Fund (Investor Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$50.93		$38.76	$44.43	$49.48	$50.91	$48.90
Income from Investment Operations
Net Investment Income (Loss)	(0.07)		0.12	0.48	0.62	0.40	0.51
Net Realized and Unrealized Gain (Loss) on Investments	1.45		16.31	(2.77)	(2.83)	4.17	5.21

Total from Investment Operations	1.38		16.43	(2.29)	(2.21)	4.57	5.72

Distributions to Shareholders
Dividends from Net Investment Income	(0.21)		(0.24)	(0.42)	(0.42)	(0.39)	(0.30)
Distributions from Capital Gains	(6.57)		(4.02)	(2.96)	(2.42)	(5.61)	(3.41)

Total Distributions	(6.78)		(4.26)	(3.38)	(2.84)	(6.00)	(3.71)

Net Asset Value, End of Period	$45.53		$50.93	$38.76	$44.43	$49.48	$50.91

Total Return	2.16%	(a)	45.27%	(5.93)%	(4.23)%	9.90%	12.41%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$1,052,659		$1,101,184	$777,404	$996,797	$1,321,843	$1,450,735
Ratio of Expenses to Average Net Assets	1.10%	(b)	1.12%	1.15%	1.14%	1.13%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.53%	(b)	0.55%	0.98%	1.05%	0.72%	0.94%
Portfolio Turnover Rate	11%	(a)	24%	24%	18%	11%	20%

			Year Ended September 30
Ariel Appreciation Fund (Institutional Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$51.10		$38.86	$44.55	$49.64	$51.07	$49.03
Income from Investment Operations
Net Investment Income (Loss)	0.06		0.36	0.60	0.59	0.48	0.59
Net Realized and Unrealized Gain (Loss) on Investments	1.40		16.26	(2.77)	(2.68)	4.25	5.30

Total from Investment Operations	1.46		16.62	(2.17)	(2.09)	4.73	5.89

Distributions to Shareholders
Dividends from Net Investment Income	(0.35)		(0.36)	(0.56)	(0.58)	(0.55)	(0.44)
Distributions from Capital Gains	(6.57)		(4.02)	(2.96)	(2.42)	(5.61)	(3.41)

Total Distributions	(6.92)		(4.38)	(3.52)	(3.00)	(6.16)	(3.85)

Net Asset Value, End of Period	$45.64		$51.10	$38.86	$44.55	$49.64	$51.07

Total Return	2.32%	(a)	45.74%	(5.65)%	(3.91)%	10.21%	12.78%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$249,353		$267,375	$196,009	$298,211	$267,831	$247,526
Ratio of Expenses to Average Net Assets	0.79%	(b)	0.81%	0.84%	0.82%	0.82%	0.81%
Ratio of Net Investment Income to Average Net Assets	0.84%	(b)	0.87%	1.26%	1.39%	1.03%	1.25%
Portfolio Turnover Rate	11%	(a)	24%	24%	18%	11%	20%

(a)	Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   39

Financial highlights For a share outstanding throughout each period

			Year Ended September 30
Ariel Focus Fund (Investor Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.60		$12.13	$12.89	$14.77	$13.71	$11.83
Income from Investment Operations
Net Investment Income (Loss)	0.01		0.16	0.18	0.16	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.48		4.65	(0.80)	(1.20)	1.71	1.88

Total from Investment Operations	1.49		4.81	(0.62)	(1.04)	1.84	2.01

Distributions to Shareholders
Dividends from Net Investment Income	(0.14)		(0.12)	(0.14)	(0.13)	(0.11)	(0.13)
Distributions from Capital Gains	(0.42)		(0.22)	—	(0.71)	(0.67)	—

Total Distributions	(0.56)		(0.34)	(0.14)	(0.84)	(0.78)	(0.13)

Net Asset Value, End of Period	$17.53		$16.60	$12.13	$12.89	$14.77	$13.71

Total Return	9.12%	(a)	40.39%	(4.91)%	(6.86)%	14.26%	17.09%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$54,321		$43,721	$31,852	$40,770	$44,964	$40,607
Ratio of Expenses to Average Net Assets, Including Waivers	1.00%	(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.13%	(b)	1.20%	1.25%	1.23%	1.20%	1.19%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	0.87%	(b)	0.92%	1.23%	1.30%	0.98%	0.93%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	0.74%	(b)	0.72%	0.98%	1.07%	0.78%	0.74%
Portfolio Turnover Rate	19%	(a)	63%	22%	18%	27%	35%

			Year Ended September 30
Ariel Focus Fund (Institutional Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$16.63		$12.14	$12.89	$14.77	$13.69	$11.81
Income from Investment Operations
Net Investment Income (Loss)	0.06		0.18	0.19	0.19	0.17	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.45		4.67	(0.78)	(1.20)	1.71	1.89

Total from Investment Operations	1.51		4.85	(0.59)	(1.01)	1.88	2.04

Distributions to Shareholders
Dividends from Net Investment Income	(0.17)		(0.14)	(0.16)	(0.16)	(0.13)	(0.16)
Distributions from Capital Gains	(0.42)		(0.22)	—	(0.71)	(0.67)	—

Total Distributions	(0.59)		(0.36)	(0.16)	(0.87)	(0.80)	(0.16)

Net Asset Value, End of Period	$17.55		$16.63	$12.14	$12.89	$14.77	$13.69

Total Return	9.25%	(a)	40.73%	(4.69)%	(6.56)%	14.54%	17.40%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$19,524		$17,835	$12,732	$15,552	$20,929	$14,378
Ratio of Expenses to Average Net Assets, Including Waivers	0.75%	(b)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.83%	(b)	0.86%	0.89%	0.89%	0.86%	0.90%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.11%	(b)	1.14%	1.47%	1.54%	1.24%	1.18%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.03%	(b)	1.03%	1.33%	1.40%	1.13%	1.03%
Portfolio Turnover Rate	19%	(a)	63%	22%	18%	27%	35%

(a) Not annualized.

(b)	Annualized.

The accompanying notes are an integral part of the financial statements.

40   SLOW AND STEADY WINS THE RACE

Financial highlights For a share outstanding throughout each period

			Year Ended September 30
Ariel International Fund (Investor Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.69		$13.68	$13.42	$13.91	$14.23	$13.21
Income from Investment Operations
Net Investment Income (Loss)	0.09		0.36	0.36	0.79	0.37	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.13		0.86	0.12	(1.13)	(0.44)	0.96

Total from Investment Operations	0.22		1.22	0.48	(0.34)	(0.07)	1.22

Distributions to Shareholders
Dividends from Net Investment Income	(0.38)		(0.21)	(0.22)	(0.12)	(0.10)	(0.17)
Distributions from Capital Gains	—		—	—	(0.03)	(0.15)	(0.03)

Total Distributions	(0.38)		(0.21)	(0.22)	(0.15)	(0.25)	(0.20)

Net Asset Value, End of Period	$14.53		$14.69	$13.68	$13.42	$13.91	$14.23

Total Return	1.46%	(a)	9.00%	3.57%	(2.39)%	(0.49)%	9.55%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$22,890		$23,717	$21,877	$24,849	$54,169	$70,616
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	(b)	1.13%	1.13%	1.13%	1.13%	1.15% (c)
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.29%	(b)	1.30%	1.33%	1.32%	1.31%	1.32%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.09%	(b)	2.41%	1.69%	1.94%	1.80%	1.79%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	0.93%	(b)	2.24%	1.49%	1.75%	1.62%	1.62%
Portfolio Turnover Rate	5%	(a)	22%	24%	20%	8%	23%

			Year Ended September 30
Ariel International Fund (Institutional Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$14.38		$13.39	$13.18	$13.68	$13.99	$13.00
Income from Investment Operations
Net Investment Income (Loss)	0.15		0.34	0.29	0.29	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.89	0.20	(0.60)	(0.26)	1.05

Total from Investment Operations	0.23		1.23	0.49	(0.31)	(0.03)	1.23

Distributions to Shareholders
Dividends from Net Investment Income	(0.41)		(0.24)	(0.28)	(0.16)	(0.13)	(0.21)
Distributions from Capital Gains	—		—	—	(0.03)	(0.15)	(0.03)

Total Distributions	(0.41)		(0.24)	(0.28)	(0.19)	(0.28)	(0.24)

Net Asset Value, End of Period	$14.20		$14.38	$13.39	$13.18	$13.68	$13.99

Total Return	1.60%	(a)	9.26%	3.74%	(2.13)%	(0.17)%	9.80%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$726,370		$837,624	$599,770	$722,616	$620,017	$431,341
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	(b)	0.88%	0.88%	0.88%	0.88%	0.89% (c)
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.93%	(b)	0.93%	0.96%	0.93%	0.93%	0.95%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.28%	(b)	2.75%	1.98%	2.49%	2.23%	2.52%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.23%	(b)	2.70%	1.90%	2.44%	2.18%	2.46%
Portfolio Turnover Rate	5%	(a)	22%	24%	20%	8%	23%

(a)	Not annualized.

(b)	Annualized.

(c)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.

ARIELINVESTMENTS.COM   41

Financial highlights For a share outstanding throughout each period

			Year Ended September 30
Ariel Global Fund (Investor Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.65		$15.36	$15.40	$16.48	$16.05	$14.60
Income from Investment Operations
Net Investment Income (Loss)	0.14		0.31	0.27	0.32	0.19	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.87		2.12	0.38	(0.92)	0.94	1.60

Total from Investment Operations	1.01		2.43	0.65	(0.60)	1.13	1.82

Distributions to Shareholders
Dividends from Net Investment Income	(0.37)		(0.14)	(0.31)	(0.32)	(0.16)	(0.21)
Distributions from Capital Gains	—		—	(0.38)	(0.16)	(0.54)	(0.16)

Total Distributions	(0.37)		(0.14)	(0.69)	(0.48)	(0.70)	(0.37)

Net Asset Value, End of Period	$18.29		$17.65	$15.36	$15.40	$16.48	$16.05

Total Return	5.73%	(a)	15.91%	4.23%	(3.41)%	7.38%	12.87%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$12,113		$12,053	$10,733	$12,159	$14,798	$11,459
Ratio of Expenses to Average Net Assets, Including Waivers	1.13%	(b)	1.13%	1.13%	1.13%	1.13%	1.15% (c)
Ratio of Expenses to Average Net Assets, Excluding Waivers	1.32%	(b)	1.36%	1.46%	1.44%	1.46%	1.42%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.47%	(b)	1.73%	1.61%	1.85%	1.60%	1.66%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.28%	(b)	1.50%	1.28%	1.54%	1.27%	1.39%
Portfolio Turnover Rate	7%	(a)	24%	23%	29%	11%	24%

			Year Ended September 30
Ariel Global Fund (Institutional Class)	Six Months Ended March 31, 2022 (Unaudited)		2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.11		$14.87	$14.92	$15.98	$15.57	$14.21
Income from Investment Operations
Net Investment Income (Loss)	0.20		0.25	0.21	0.39	0.24	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.79		2.15	0.45	(0.93)	0.89	1.55

Total from Investment Operations	0.99		2.40	0.66	(0.54)	1.13	1.80

Distributions to Shareholders
Dividends from Net Investment Income	(0.41)		(0.16)	(0.33)	(0.36)	(0.18)	(0.28)
Distributions from Capital Gains	—		—	(0.38)	(0.16)	(0.54)	(0.16)

Total Distributions	(0.41)		(0.16)	(0.71)	(0.52)	(0.72)	(0.44)

Net Asset Value, End of Period	$17.69		$17.11	$14.87	$14.92	$15.98	$15.57

Total Return	5.80%	(a)	16.26%	4.48%	(3.18)%	7.63%	13.10%

Supplemental Data and Ratios
Net Assets, End of Period, in Thousands	$165,356		$197,299	$95,229	$73,724	$119,609	$89,898
Ratio of Expenses to Average Net Assets, Including Waivers	0.88%	(b)	0.88%	0.88%	0.88%	0.88%	0.90% (c)
Ratio of Expenses to Average Net Assets, Excluding Waivers	0.93%	(b)	0.95%	1.01%	0.99%	0.98%	1.01%
Ratio of Net Investment Income to Average Net Assets, Including Waivers	1.60%	(b)	2.16%	1.93%	2.07%	1.88%	1.91%
Ratio of Net Investment Income to Average Net Assets, Excluding Waivers	1.55%	(b)	2.09%	1.80%	1.96%	1.78%	1.80%
Portfolio Turnover Rate	7%	(a)	24%	23%	29%	11%	24%

(a)	Not annualized.

(b)	Annualized.

(c)

Effective November 29, 2016, the Adviser contractually agreed to waive fees and reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.13% for the Investor Class and 0.88% for the Institutional Class.

The accompanying notes are an integral part of the financial statements.

42   SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/22 (UNAUDITED)

NOTE ONE    |    ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO    |    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recorded as investment income at the fair value of the assets received.

Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after March 31, 2022 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ARIELINVESTMENTS.COM     43

Notes to the financial statements	03/31/22 (UNAUDITED)

The following tables summarize the inputs used as of March 31, 2022 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$3,192,684,707	$1,292,453,655	$74,596,192
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$3,192,684,707	$1,292,453,655	$74,596,192

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Communication Services	$39,566,439	$73,971,161	$—	$113,537,600
Consumer Discretionary	1,753,929	88,090,703	—	89,844,632
Consumer Staples	43,858,144	48,717,944	—	92,576,088
Energy	—	3,805,447	—	3,805,447
Financials	24,561,815	106,606,028	—	131,167,843
Health Care	563,814	132,942,999	—	133,506,813
Industrials	—	21,402,469	—	21,402,469
Information Technology	9,938,195	15,555,215	—	25,493,410
Real Estate	—	711,168	—	711,168
Utilities	—	79,649,570	—	79,649,570

Total Common Stocks	$120,242,336	$571,452,704	$—	$691,695,040
Short-Term Investments	27,352,573	—	—	27,352,573

Total Investments	$147,594,909	$571,452,704	$—	$719,047,613

Other Financial Instruments
Forward Currency Contracts^	$—	$(1,227,678)	$—	$(1,227,678)

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Communication Services	$16,448,156	$5,664,494	$—	$22,112,650
Consumer Discretionary	2,893,108	11,629,572	—	14,522,680
Consumer Staples	10,595,520	7,077,304	—	17,672,824
Financials	13,456,946	10,769,689	—	24,226,635
Health Care	19,580,133	26,310,701	—	45,890,834
Industrials	—	2,049,548	—	2,049,548
Information Technology	25,623,308	4,617,863	—	30,241,171
Real Estate	4,451,312	—	—	4,451,312
Utilities	—	8,685,599	—	8,685,599

Total Common Stocks	$93,048,483	$76,804,770	$—	$169,853,253
Short-Term Investments	1,959,290	—	—	1,959,290

Total Investments	$95,007,773	$76,804,770	$—	$171,812,543

Other Financial Instruments
Forward Currency Contracts^	$—	$295,416	$—	$295,416

*	As of March 31, 2022, the Level 2 investments held were securities subject to fair valuation and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

44    SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/22 (UNAUDITED)

Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”) that govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as Open forward currency contracts with unrealized appreciation (assets) and Open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as Unrealized appreciation on forward currency contracts (assets) and Unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as Net unrealized appreciation (depreciation) on forward currency contracts.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and Net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as Distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as Net realized gain (loss) on translation of assets and liabilities in foreign currencies on the Statements of Operations.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of Distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as Net realized gain (loss) on forward currency contracts.

Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.

NOTE THREE    |    INVESTMENT TRANSACTIONS

Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended March 31, 2022 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Purchases	$677,508,721	$150,242,548	$17,543,158	$35,546,022	$12,109,631

Sales	517,402,394	$270,315,882	$12,790,884	159,389,271	44,473,268

ARIELINVESTMENTS.COM     45

Notes to the financial statements	03/31/22 (UNAUDITED)

NOTE FOUR    |    INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS

Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2018 – 2021), and has concluded that no provision for federal income tax is required in the financial statements.

The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at March 31, 2022 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Cost of Investments	$2,311,030,181	$843,717,632	$53,627,627	$615,917,883	$136,564,230

Gross Unrealized Appreciation	937,332,189	463,984,282	21,963,900	130,619,674	38,157,137

Gross Unrealized Depreciation	(55,677,663)	(15,248,259)	(995,335)	(27,489,944)	(2,908,824)

Net Unrealized Appreciation (Depreciation)	$881,654,526	$448,736,023	$20,968,565	$103,129,730	$35,248,313

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and partnership adjustments.

Tax adjustments are calculated annually. For interim periods, the Funds determine an estimate of tax cost adjustments based on a review of accounting reports for the interim period to identify changes from the adjustments calculated at the fiscal year end. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

Distributions —The tax character of distributions paid during the periods ended March 31, 2022 and September 30, 2021 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	03/31/22	09/30/21	03/31/22	09/30/21	03/31/22	09/30/21
Distributions from:
Ordinary income	$41,999,989	$8,000,000	$34,700,053	$7,200,001	$945,990	$470,000
Long-term capital gains	140,500,169	96,399,953	146,900,127	100,000,050	1,372,981	819,987

Total distributions	$182,500,158	$104,399,953	$181,600,180	$107,200,051	$2,318,971	$1,289,987

	Ariel International Fund		Ariel Global Fund
	03/31/22	09/30/21	03/31/22	09/30/21
Distributions from:
Ordinary income	$21,000,000	$12,300,000	$4,075,000	$1,350,000
Long-term capital gains	—	—	—	—

Total distributions	$21,000,000	$12,300,000	$4,075,000	$1,350,000

Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to merger adjustments, distribution reclassifications, net operating loss, or foreign currency.

NOTE FIVE    |    INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Management fees—Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

46    SLOW AND STEADY WINS THE RACE

Notes to the financial statements	03/31/22 (UNAUDITED)

Management fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund

Average daily net assets:
First $500 million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 billion	0.55%	0.65%	0.55%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:

			Ariel Focus Fund
	Ariel Fund Investor Class	Ariel Appreciation Fund Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—

Over $30 million	1.00%	1.00%	—	—

On average daily net assets	—	—	1.00%	0.75%

Expiration of waivers*	—	—	2023	2023

	Ariel International Fund		Ariel Global Fund

	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets	1.13%	0.88%	1.13%	0.88%

Expiration of waivers*	2023	2023	2023	2023

*	Through September 30 of the respective year. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.

Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the six months ended March 31, 2022, distribution fee expenses were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$2,126,211	$1,383,301	$65,143	$30,694	$15,620

Paid to Broker/Dealers	1,644,956	1,020,869	35,779	23,979	9,194

The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.

Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX    |    FORWARD CURRENCY CONTRACTS

Net realized gain (loss) and the Change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the Volume of forward currency contracts measured by the number of trades during the year, and the Average notional value of the forward currency contracts for the six months ended March 31, 2022 were:

	Ariel International Fund	Ariel Global Fund

Net realized gain (loss) on forward currency contracts	$(5,482,604)	$1,485,539

Change in net unrealized appreciation (depreciation) on forward currency contracts	$1,625,868	$(202,193)

Volume of forward currency contracts	51	46

Average notional value of forward currency contracts	$8,882,275	$2,071,476

ARIELINVESTMENTS.COM     47

Notes to the financial statements	03/31/22 (UNAUDITED)

Complete lists of forward currency contracts open as of March 31, 2022 are included in the Schedules of Investments for the respective Fund.

NOTE SEVEN    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the six months ended March 31, 2022 in securities that are deemed to be an affiliated company of the Funds:

	Share activity				Six months ended March 31, 2022
Security name	Balance September 30, 2021	Purchases	Sales	Balance March 31, 2022	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund
Adtalem Global Education, Inc. (Consumer discretionary)	2,600,502	1,463,019	—	4,063,521	$120,727,209	$—	$—	$(19,349,887)	3.8%

Core Laboratories NV (Energy)^	1,190,310	1,736,166	—	2,926,476	92,564,436	45,030	—	14,108,558	2.9

					$213,291,645	$45,030	$—	$(5,241,329)	6.7%

^ This security was not deemed to be an affiliate of the Fund as of September 30, 2021.

NOTE EIGHT    |    LINE OF CREDIT

The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the sum of 1.00% and the Federal Funds Effective Rate. As of March 31, 2022, there were no outstanding borrowings under the Line.

For the six months ended March 31, 2022, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Number of Days Outstanding	Weighted Average Annualized Interest Rate
Ariel Fund	$11,338,762	3	1.08%
Ariel Global Fund	2,308,092	2	1.08%

NOTE NINE    |    MARKET VOLATILITY

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Funds will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board.

48    SLOW AND STEADY WINS THE RACE

Important supplemental information	03/31/22 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Funds filed complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ website at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

LIQUIDITY NARRATIVE FOR SHAREHOLDERS

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Ariel Investments, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity, and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk during the year ended December 31, 2021.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

APPROVAL OF THE MANAGEMENT AGREEMENTS

Each year the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Adviser or the Funds (“Independent Trustees”), is required by the 1940 Act to determine whether to continue each Fund’s management and advisory agreements with the Adviser (together the “Agreements”). At a meeting held in November 2021, the Board, including all of the Independent Trustees, upon recommendation of the Board’s Management Contracts Committee (the “Committee”), determined that the continuation of the Agreements was in the best interest of each Fund and its shareholders, and approved the continuation of each Agreement.

The Committee, which is comprised entirely of Independent Trustees and includes all Independent Trustees, led the Board in its consideration of the Agreements. In evaluating the Agreements with respect to each Fund, both the Committee and the Board held meetings in November 2021 to review and evaluate materials provided by the Adviser in response to questions submitted by the

ARIELINVESTMENTS.COM   49

Important supplemental information	03/31/22 (UNAUDITED)

Independent Trustees and counsel that is independent of the Adviser (“Independent Counsel”). At its meetings, the Committee received presentations from members of management of the Adviser and from the portfolio manager(s) of each Fund. In addition, the Committee members received a memorandum from Independent Counsel describing the factors they should consider in performing their review, a supplemental report (the “Broadridge Report”) prepared by Broadridge, an independent provider of investment company data, and additional written material and presentations from the Adviser. During the meetings, the Committee was advised by, and met in executive session with, Independent Counsel. In connection with its deliberations, the Committee also considered a broad range of information relevant to the Board’s annual review of the Agreements that is provided to the Board and its various standing committees at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Adviser, its affiliates, and the Funds’ other service providers.

Nature, Extent and Quality of Services. The Committee considered the Adviser’s specific responsibilities in the day-to-day management of the Funds, also taking into account information received at quarterly Board meetings related to the services rendered by the Adviser and the Independent Trustees’ knowledge of the Adviser’s operations. In addition, the Committee considered the Adviser’s historical approach in managing the Funds; the consistency of the Adviser’s investment approach; the background, education and experience of the Adviser’s investment personnel; the nature and quality of the Adviser’s services, including, among other things, compliance matters such as the Funds’ Liquidity Risk Management Program, trading practices, broker approval and selection, shareholder communications, Fund marketing and distribution strategies, information technology, and cybersecurity protections; and the Adviser’s commitment to diversity and civic affairs. The Committee also considered whether each Fund had operated within its investment objectives and each Fund’s record of compliance with its investment restrictions and other regulatory requirements. The Committee also considered information regarding the structure of the Adviser’s compensation program for portfolio managers and certain other employees, including with respect to the Adviser’s ability to attract and retain quality personnel. The Committee also considered the personal investments made by the Adviser’s personnel in the Funds, which aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders.

Investment Performance. The Committee discussed with the Adviser’s portfolio managers factors that contributed to each Fund’s comparative performance as measured against its Broadridge Peer Group. The Committee considered the investment performance of both the Investor and Institutional Classes of each Fund over time, including information provided in the Broadridge Report, comparing each Fund’s performance with that of comparable funds selected by Broadridge (the “Peer Group” or “Broadridge Peer Group”) as well as an analysis of Fund performance as compared to the performance of its benchmark over specific historical periods. For each period, the Broadridge report ranks each fund with the highest investment performance at the top, the fund with the lowest investment performance at the bottom and separates the Peer Group into five levels that each contain 20% of the universe (“quintiles”), with the top 20% being the first quintile and the bottom 20% being the fifth quintile. Where applicable, the Committee considered the one-, two-, three-, four-, five-, and ten-year periods for the fiscal year ended September 30, 2021. In the case of those Funds that underperformed their Broadridge Peer Group in one or more periods, the Committee discussed with the Adviser factors that caused such underperformance; considered the Adviser’s long-term investment process; and noted that the long-term track records supported the investment philosophy that, over time, consistent implementation of the investment approach should result in positive performance, but also would involve periods of underperformance.

Fees and Expenses. The Committee considered comparative fee and expense information for each Fund’s Expense Group, as selected and analyzed in the Broadridge Report, which ranks funds with the lowest fee at the top, the funds with the highest fee at the bottom and separates the Expense Group into five levels that each contain 20% of the universe (“quintiles”), with the top being the first quintile and the bottom being the fifth quintile. The Committee also considered the historical expenses with respect to economies of scale realized by the Adviser and whether such benefits were being passed on to shareholders, such as through the use of breakpoints in the Adviser’s management fees. The Committee considered the impact of the Rule 12b-1 distribution services (“12b-1”) fees on the total expense ratio of the Investor Class of shares for all Funds and the resulting negative impact on the Funds’ Investor Class total expense ratio when compared to funds in their respective Broadridge Expense Groups that do not impose 12b-1 fees. The Committee observed that the Peer Group comparisons for the Funds’ Institutional Class shares were more illustrative since the Institutional Class does not charge 12b-1 fees.

The Committee considered the fees charged and services provided by Ariel to other types of clients and the rationale for any differences between those fees. The Committee also considered the revenue sharing payments made by the Adviser.

The Committee considered the following with respect to the investment performance and fees and expenses of each Fund for the fiscal year ended September 30, 2021:

50   SLOW AND STEADY WINS THE RACE

Important supplemental information	03/31/22 (UNAUDITED)

Ariel Fund. Ariel Fund’s Investor Class performance ranked in the first quintile for the one-year, five-year and ten-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the first quintile for the one-year and five-year periods as compared to its Broadridge Peer Group.

The actual management fees for Ariel Fund (both share classes) ranked in the first quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Fund’s Investor Class ranked in the third quintile, and the Fund’s Institutional Class ranked in the first quintile as compared to its Broadridge Expense Group.

Ariel Appreciation Fund. Ariel Appreciation Fund’s Investor Class performance ranked in the third quintile for the one-year and five-year periods and the second quintile for the ten-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the third quintile for the one-year period and the second quintile for the five-year period as compared to its Broadridge Peer Group.

The actual management fees for Ariel Appreciation Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Appreciation Fund’s Investor Class ranked in the fourth quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group.

Ariel Focus Fund. Ariel Focus Fund’s Investor Class performance ranked in the second quintile for the one-year period, the third quintile for the five-year period and the fifth quintile for the ten-year period as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the second quintile for the one-year period and in the third quintile for the five-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel Focus Fund’s Investor Class ranked in the second quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Focus Fund (both share classes) ranked in the first quintile as compared to its Broadridge Expense Group.

Ariel International Fund. Ariel International Fund’s Investor Class performance ranked in the fifth quintile for the one-year and five-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the fifth quintile for the one-year and five-year periods as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place which resulted in reduced fees and/or expenses. The actual management fees for Ariel International Fund’s Investor Class ranked in the first quintile and the Fund’s Institutional Class ranked in the third quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel International Fund (both share classes) ranked in the third quintile as compared to its Broadridge Expense Group.

Ariel Global Fund. Ariel Global Fund’s Investor Class performance ranked in the fifth quintile for the one-year and five-year periods as compared to its Broadridge Peer Group. The Fund’s Institutional Class performance ranked in the fifth quintile for the one-year period and in the fourth quintile for the five-year period as compared to its Broadridge Peer Group.

The Fund had fee reimbursements and expense limitations in place, which resulted in reduced fees and/or expenses. The actual management fees for Ariel Global Fund’s Investor Class ranked in the first quintile and the Fund’s Institutional Class ranked in the fifth quintile as compared to its Broadridge Expense Group. The total expenses for the Ariel Global Fund’s Investor Class ranked in the third quintile and the Fund’s Institutional Class ranked in the second quintile as compared to its Broadridge Expense Group.

Profitability and Economies of Scale. The Committee considered the profitability to the Adviser from its relationship with each Fund, including the methodology by which that profitability analysis was calculated. The Committee also considered the fee reimbursements and expense limitations in place for Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund. The Committee considered the extent to which economies of scale may be realized as Funds increase in size and that the management fee schedule for each Fund contains breakpoints at different levels. The Committee considered the effective advisory fee rates for the Funds and whether the advisory fee schedules provide an appropriate sharing between the Funds and the Adviser of such economies of scale as may exist under the Agreements. The Committee considered information about the Funds’ soft dollar arrangements that benefit the Adviser, as well as the Adviser’s brokerage and trading practices. The Committee also considered ancillary benefits, including whether the Funds benefited from Mr. Rogers’ and Ms. Hobson’s high media profiles.

ARIELINVESTMENTS.COM   51

Important supplemental information	03/31/22 (UNAUDITED)

Approval. After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that continuation of each Fund’s Agreement was in the best interests of each Fund and its respective shareholders, and the Board approved the continuation of each Agreement. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund’s Agreement; the Adviser’s commitment to its stated investment strategy and identified circle of competency, and its calm, reasoned and long-term approach to investing; that the management fees paid by each Fund were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund have the potential to allow shareholders to benefit from economies of scale; that the profitability associated with the Adviser’s relationship with the Trust was within a reasonable range and was neither excessive nor so low that the Adviser could not be expected to continue to service the Funds effectively; and that the benefits accruing to the Adviser by virtue of its relationship with the Funds were reasonable in light of the costs of providing the investment management services and the benefits accruing to each Fund. The Board’s determinations were based upon a comprehensive consideration of all information provided to it, including both quantitative measures and qualitative factors, and were not the result of any single factor.

52   SLOW AND STEADY WINS THE RACE

Fund expense example	03/31/22 (UNAUDITED)

EXAMPLE

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on subscriptions, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2021 - March 31, 2022.

ACTUAL EXPENSES

The left portion of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual*		Hypothetical (5% return before expenses)
Fund and Return	Beginning Account Value 10/01/21	Ending Account Value 03/31/22	Expenses Paid During Period	Ending Account Value 03/31/22	Expenses Paid During Period	Annualized Expense Ratio

Ariel Fund
Investor Class	$1,000.00	$982.60	$4.89	$1,020.00	$4.99	0.99%
Institutional Class	1,000.00	984.20	3.26	1,021.64	3.33	0.66%

Ariel Appreciation Fund
Investor Class	$1,000.00	$1,021.60	$5.54	$1,019.45	$5.54	1.10%
Institutional Class	1,000.00	1,023.20	3.98	1,020.99	3.98	0.79%

Ariel Focus Fund
Investor Class	$1,000.00	$1,091.20	$5.21	$1,019.95	$5.04	1.00%
Institutional Class	1,000.00	1,092.50	3.91	1,021.19	3.78	0.75%

Ariel International Fund
Investor Class	$1,000.00	$1,014.60	$5.68	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,016.00	4.42	1,020.54	4.43	0.88%

Ariel Global Fund
Investor Class	$1,000.00	$1,057.30	$5.80	$1,019.30	$5.69	1.13%
Institutional Class	1,000.00	1,058.00	4.52	1,020.54	4.43	0.88%

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

ARIELINVESTMENTS.COM   53

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:
William C. Dietrich Age: 72	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009
Eric H. Holder, Jr. Age: 71	Trustee, Chair of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 2019	Partner, Covington & Burling since 2015
Christopher G. Kennedy Age: 58	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected; Trustee since 1994	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder (2012) and Chairman (2012-2018, Emeritus since 2018), Top Box Foods	Interface Inc.
Kim Y. Lew Age: 55	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020
Stephen C. Mills Age: 62	Trustee, Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected; Trustee since 2015	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.
James M. Williams Age: 74	Trustee, Chair of Management Contracts Committee, Member of Governance and Audit Committees	Indefinite, until successor elected; Trustee since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:
Mellody L. Hobson Age: 52	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.
John W. Rogers, Jr. Age: 64	Trustee	Indefinite, until successor elected; Trustee since 2000 and from 1986 to 1993

Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002

McDonald’s Corporation; Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

54   SLOW AND STEADY WINS THE RACE

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 63	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected; Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008
Wendy D. Fox Age: 59	Chief Compliance Officer and Vice President	Indefinite, until successor elected; Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 63	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected; Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

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IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

56    SLOW AND STEADY WINS THE RACE

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 25 Emerging Markets countries. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 25 Emerging Markets (EM) countries. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ARIELINVESTMENTS.COM     57

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

• linkedin.com/company/ariel-investments

• instagram.com/arielinvestments

• twitter.com/arielinvests

What’s inside

•	Mining for Value Co-CEOs Mellody Hobson and John W. Rogers, Jr. share their playbook for exploiting market volatility to unlock future gains.

•	Sticking with It Vice Chairman Charlie Bobrinskoy on the themes he predicted would dominate in equity markets—and have—in the first quarter.

•	Beware of “The Four Ls” Chief Investment Officer of Global Equities Rupal Bhansali warns investors to avoid Lofty Valuations, Loss Making Companies, Leveraged Balance Sheets and Liquidity Risk.

•	Spotlights Perspectives from our domestic research team on Boyd Gaming (NYSE: BYD), Masco Corporation (NYSE: MAS) and Progressive Corporation (NYSE: PGR).

Slow and steady wins the race.	The materials used to produce this report were sourced responsibly. The paper used along with the packaging are all recyclable. TPI (3,586) ©05/22 AI–01

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable for the reporting period.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a) (4) There has been no change to the registrant’s independent public accountant.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: May 24, 2022

By:	/s/ James R. Rooney
James R. Rooney
Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: May 24, 2022